SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              TEARDROP GOLF COMPANY
--------------------------------------------------------------------------------
                     (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      -------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:

      -------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      -------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:

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      (5) Total fee paid:

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|_| Fee paid previously with preliminary materials:
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1)  Amount Previously Paid:_______________________________________________
   (2)  Form, Schedule or Registration Statement No.:_________________________
   (3)  Filing Party:_________________________________________________________
   (4)  Date Filed:___________________________________________________________

                              TEARDROP GOLF COMPANY

      The undersigned hereby appoints Rudy A. Slucker, with full power of substitution, as proxy for the undersigned, to attend the annual meeting of stockholders of TearDrop Golf Company (the "Company"), to be held at the Company's offices at 8350 North Lehigh Avenue, Morton Grove, Illinois 60053 on April 27, 2000, at 9:00 a.m., central time, or any adjournment thereof, and to vote the number of shares of common stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows:

1. |_| For or |_| Withhold Authority to vote for the following nominees for election as directors:

            Rudy A. Slucker
            Fred K. Hochman
            Leslie E. Goodman
            Jeffrey Baker
            Andrew M. Kairey
            John G, Raos

(Instruction: To withhold authority to vote for an individual nominee, write the nominee's name on the line provided below.)

-------------------------------

2. Approval of the adoption of an amendment to the Company's Certificate of Incorporation to increase the Company's authorized shares of Common Stock, $.01 par value, from 10,000,000 to 20,000,000 shares.

FOR |_|  AGAINST |_|  ABSTAIN |_|

3. Ratification of the grant of options to Rudy A. Slucker, Chairman and Chief Executive Officer of the Company, to purchase 1,500,000 shares of the Company's Common Stock for $1.375.

FOR |_|  AGAINST |_|  ABSTAIN |_|

4. Ratification of the issuance to Rudy A. Slucker, Chairman and Chief Executive Officer of the Company, of a $1,000,000 Amended and Restated Subordinated Convertible Demand Note.

FOR |_|  AGAINST |_|  ABSTAIN |_|

5. Approval of an amendment to the 1996 Employee Stock Option Plan to increase the number of shares reserved for issuance under such plan to 1,300,000.

FOR |_|  AGAINST |_|  ABSTAIN |_|

6. Approval of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2000.

FOR |_|  AGAINST |_|  ABSTAIN |_|

7. In their discretion, on such other business as may properly come before the meeting or any adjournment thereof.

      The Proxy will vote as specified herein or, if a choice is not specified, he will vote "For" the nominees listed in Item 1 and "For" the proposals set forth in Items 2, 3, 4, 5 and 6.

      This Proxy is solicited by the Board of Directors of the Company.

                              Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated March 28, 2000 is hereby acknowledged:

                              Date: ______________________, ____

                              __________________________________

                              __________________________________

                              __________________________________

                                         (Signature)

                              (Please sign exactly as your name appears hereon, indicating, where proper, official position or representative capacity).
                              ____________________________
                             |____________________________|

                               TearDrop Golf Company
                                 1080 Lousons Road
                              Union, New Jersey 07083

                 -----------------------------------------------
                    Notice Of Annual Meeting Of Stockholders
                            To Be Held April 27, 2000
                 -----------------------------------------------

NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of the Stockholders of TearDrop Golf Company (the "Company") will be held at the Company's offices at 8350 North Lehigh Avenue, Morton Grove, Illinois 60053 on April 27, 2000 at 9:00 a.m., central time for the following purposes:

      (1) To elect six directors to hold office for a term of one year or until their successors have been duly elected and qualified.

      (2) To approve the adoption of an amendment to the Company's Certificate of Incorporation increasing the Company's authorized shares of Common Stock, $.01 par value, from 10,000,000 to 20,000,000 shares.

      (3) To ratify the grant of options to Rudy A. Slucker, Chairman and Chief Executive Officer of the Company, to purchase 1,500,000 shares of the Company's Common Stock.

      (4) To ratify the issuance to Rudy A. Slucker, Chairman and Chief Executive Officer of the Company, of a $1,000,000 Amended and Restated Subordinated Convertible Demand Note.

      (5) To approve an amendment to the 1996 Employee Stock Option Plan to increase the number of shares reserved for issuance under such plan to 1,300,000.

      (6) To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2000.

      (7) To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 27, 2000 as the record date for determining the stockholders entitled to notice of and to vote at the meeting and any adjournment thereof.

Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

All stockholders are asked to complete, sign and date the enclosed proxy and return it promptly by mail in the enclosed self-addressed envelope, which does not require postage if mailed in the United States.

                                          By Order of the Board of Directors


                                          JOSEPH A. CIONI
                                          Secretary

March 28, 2000
Union, New Jersey

                              TearDrop Golf Company
                                1080 Lousons Road
                             Union, New Jersey 07083

                ------------------------------------------------
                       Proxy Statement for Annual Meeting
                ------------------------------------------------

      This Proxy Statement is furnished by the Board of Directors (the "Board of Directors") of TearDrop Golf Company, a Delaware corporation (the "Company"), in connection with the solicitation of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") to be held on April 27, 2000 at the Company's offices at 8350 North Lehigh Avenue, Morton Grove, Illinois 60053 at 9:00 a.m., central time, and at any adjournment thereof. This Proxy Statement and the accompanying Notice and Proxy are being mailed to stockholders on or about March 30, 2000. The principal executive offices of the Company are located at the address indicated above.

      Only stockholders of record at the close of business on the record date, March 27, 2000 (the "Record Date"), will be entitled to vote at the Meeting and at all adjournments thereof.

      On the Record Date, there were outstanding and entitled to vote 5,262,565 shares of the Company's common stock, $.01 par value per share (the "Common Stock"). Each outstanding share of Common Stock is entitled to one vote on each matter to be voted upon. A majority of the shares of Common Stock entitled to vote at the Meeting will constitute a quorum for the transaction of business. Holders of Common Stock have no cumulative voting rights.

Voting Of Proxies

      If a proxy is properly signed by a stockholder and is not revoked, the shares represented thereby will be voted at the Meeting in the manner specified on the proxy, or if no manner is specified with respect to any matter therein, such shares will be voted by the person designated therein in accordance with the recommendations of the Board of Directors as indicated in this Proxy Statement. If any of the nominees for director is unable to serve or for good cause will not serve, an event that is not anticipated by the Company, the shares represented by the accompanying proxy will be voted for a substitute nominee designated by the Board of Directors or the Board of Directors may determine to reduce the size of the Board.

      A proxy may be revoked by the stockholder at any time prior to the voting thereof by giving notice of revocation in writing to the Secretary of the Company, by duly executing and delivering to the Secretary of the Company a proxy bearing a later date, or by voting in person at the Meeting.

      Directors of the Company will be elected by a plurality of the vote of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting. The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock of the Company outstanding on the Record Date to amend the Company's Certificate of Incorporation to increase the Company's authorized shares of Common Stock from 10,000,000 to 20,000,000 shares. The affirmative vote of the holders of at least a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting is required for the ratification and approval of, any and all other matters which are being put to a stockholder vote at the Meeting. Votes will NOT be considered cast if the shares are not voted for any reason, including an abstention indicated as such on a written proxy or ballot, directions are given in a written proxy to withhold votes, or if the votes are withheld by a broker. Accordingly, broker non-votes are counted towards a quorom, but are not counted for any purpose in determining whether a matter has been approved. Votes cast, either in person or by proxy, will be tabulated by Continental Stock Transfer & Trust Company, the Company's transfer agent.

Voting Securities and Principal Holders Thereof

      The following table sets forth certain information with respect to the beneficial ownership of the capital stock of the Company as of March 27, 2000 for (i) each person who is known by the Company to beneficially own more than 5% of the Common Stock, (ii) each named executive officer listed in the Summary Compensation table below, (iii) each of the Company's directors, and (iv) all directors and executive officers as a group. The Company has been advised that each stockholder listed below has sole voting and dispositive power with respect to such shares unless otherwise noted in the footnotes following the table.

    Name and Address Of        Amount and Nature Of
   Beneficial Owner (1)          Beneficial Owner            Percent Of Class
   --------------------          ----------------            ----------------

Rudy A. Slucker                    3,734,200(2)                  43.9%
Andrew M. Kairey                      57,000(3)                   1.1
Joseph A. Cioni                       53,000(4)                   1.0
John Zeravica                         27,000(5)                   *
Fred K. Hochman                      168,000(6)                   3.2%
Leslie E. Goodman                     15,000(6)                   *
Bruce H. Nagel                        23,280(6)                   *
Jeffrey Baker                         15,000(6)                   *
John G. Raos                          15,000                      *
Wellington Management                370,100(7)                   7.0%
Company, LLP
     75 State Street
     Boston, Massachusetts
     02109
All directors and                  4,107,480(8)                  47.5%
executive officers as a
group (9 persons)

---------------------
* Less than 1%.

(1) Unless otherwise indicated, the address for each such person listed below is c/o TearDrop Golf Company, 1080 Lousons Road, Union, New Jersey 07083.

(2) Includes (i) 750,000 shares underlying options exercisable to the extent of 250,000 shares at $4.50 per share, 250,000 shares at $4.625 per share, and 250,000 shares at $3.375 per share and (ii) an aggregate of 25,000 shares of Common Stock owned by the wife of Mr. Slucker, with respect to which Mr. Slucker disclaims beneficial ownership. Also includes (i) 1,500,000 shares underlying options granted on December 31, 1999, subject to stockholder approval at the Meeting, and which will be immediately exercisable at $1.375 per share; and (ii) 1,000,000 shares underlying the $1,000,000 Amended and Restated Subordinated Convertible Demand Note (the "Note") which, subject to shareholder approval at the Meeting, provides Mr. Slucker the option of converting the Note at any time, in whole or in part, at the rate of one share of the Company's Common Stock for each one dollar ($1.00) of unpaid principal and interest outstanding on this Note. Does not include 1,000,000 shares underlying options exercisable at $3.375 per share which are exercisable only upon the achievement of certain earnings and stock price targets.

(3) Includes 15,000 shares underlying options exercisable at $2.25 per share. Does not include options to purchase 100,000 shares of common stock that are not exercisable within 60 days of the date hereof.

(4) Includes 39,000 shares underlying options exercisable at prices ranging from $1.375 to $5.25 per share. Does not include options to purchase 25,000 shares of common stock that are not exercisable within 60 days from the date hereof.

(5) Includes 27,000 shares underlying options exercisable at prices ranging from $4.75 to $6.875 per share. Does not include options to purchase 24,000 shares of common stock that are not exercisable within 60 days from the date hereof.

(6) Includes 15,000 shares underlying options exercisable at $4.75 per share. Does not include options to purchase 15,000 shares of common stock that are not exercisable within 60 days from the date hereof.

(7) Represents 370,000 shares of common stock that Wellington Management Company, in its capacity as investment adviser, may be deemed to beneficially own and which are held of record by clients of Wellington Management Company. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such common stock. No such client is known to have such right or power with respect to more than five percent (5%) of the Company' Common Stock. Information provided herein has been obtained from the filing by such holder on Form 13-D with the Securities and Exchange Commission.

(8) Includes 250,000 shares underlying options exercisable at $4.50 per share, 250,000 shares underlying options exercisable at $4.625 per share, 250,000 shares underlying options exercisable at $3.375 per share, 1,500,000 shares underlying options, which, subject to stockholder approval at the Meeting, shall be immediately exercisable at $1.375 per share, 15,000 shares underlying options exercisable at $2.25 per share, 39,000 shares underlying options exercisable at prices ranging from 1.375 to $5.25 per share, 27,000 shares underlying options exercisable at prices ranging from $4.75 to $6.875 per share, 60,000 shares underlying options exercisable at $4.75 per share, and 1,000,000 shares underlying the $1,000,000 Note which, subject to shareholder approval at the Meeting, provides Mr. Slucker the option of converting the Note at any time, in whole or in part, at the rate of one share of the Company's common stock for each one dollar ($1.00) of unpaid principal and interest outstanding on this Note. Does not include options to purchase 109,000 shares of common stock that are not exercisable within 60 days from the date hereof. Also does not include options to purchase 1,000,000 shares of common stock at $3.375 per share that are exercisable only upon the achievement of certain earnings and stock price targets.

PROPOSAL 1. ELECTION OF DIRECTORS

      At this year's Annual Meeting of Stockholders, six directors will be elected to hold office for a term expiring at the next Annual Meeting of Stockholders. Each director will be elected to serve until a successor is elected and qualified or until the director's earlier resignation or removal.

      The affirmative vote of the holders of a plurality of the shares of common stock voted in person or by proxy at the Meeting is required for the election of each director. Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of each of the following nominee directors: Rudy A. Slucker, Fred K. Hochman, Leslie E. Goodman, Andrew M. Kairey, Jeffrey Baker and John G. Raos. If any of the nominee directors listed above becomes unable to serve or for good cause will not serve, an event that is not anticipated by the Company, (i) the shares represented by the proxies will be voted for a substitute nominee or substitute nominees designated by the Board of Directors or (ii) the Board of Directors may determine to reduce the size of the Board of Directors. At this time, the Board of Directors knows of no reason why any of the persons listed above may not be able to serve as directors if elected.

      Bruce Nagel, Esq., a current Director of the Company, will not stand for reelection at this year's Annual Meeting of Stockholders. Andrew M. Kairey, the Company's President and Chief Operating Officer, has been nominated to stand for election at this year's Annual Meeting of Stockholders. In addition, John G. Raos, who served on the Company's Board of Directors from 1997 to 1999 has been nominated to stand for election at this years Annual Meeting of Stockholders.

The Board of Directors Recommends a Vote "For" the Election of Each of the Nominee Directors.

     The name and age of each of the nominee directors and executive officers of the Company, their respective positions with the Company and the period during which each such individual has served as a director are set forth below. Additional biographical information concerning each of the nominee directors and executive officers of the Company follows the table.

Name                  Age     Position with the Company     Held Position Since
----                  ---     -------------------------     -------------------
Rudy A. Slucker       50      Chairman of the Board and          1996
                              Chief Executive Officer

Andrew M. Kairey      40      President and Chief                2000
                              Operating Officer

Fred K. Hochman       52      Director                           1992

Leslie E. Goodman     56      Director                           1996

Jeffrey Baker         45      Director                           1996

John G. Raos          51      Director                           2000

Joseph A. Cioni       60      Senior Vice President and          1997
                              Chief Financial Officer

John Zeravica         44      Senior Vice President of           1996
                              Manufacturing Operations

Certain Biographical Information Concerning Directors and Executive Officers

      Rudy A. Slucker has served as Chairman of the Board and Chief Executive Officer of the Company since September 1996 and served as its President from September 1996 through January 2000. Mr. Slucker was the Chief Executive Officer of the Atlas Group of Companies, Inc., which imported and marketed hardware and consumer products, from 1978 until 1990, when it was sold. Since 1990, Mr. Slucker has been a venture capital investor. He currently serves on the board of directors of Ambassador Eyewear Group, Inc., a manufacturer and distributor of designer brand eyeglass frames which filed for protection under the Federal Bankruptcy laws in February 2000.

      Andrew M. Kairey joined the Company in January 2000 as its President and Chief Operating Officer and will stand for election to the Board of Directors at this year's Annual Meeting. Prior to joining the Company, Mr. Kairey was employed for twelve years at Universal Studios Inc., most recently holding the position of Executive Vice President - International of Universal Studios Home Video.

      Fred K. Hochman has been a director of the Company since its inception in 1992 and served as its President from inception through January 1995 and Chief Executive Officer from inception through December 1995. In October 1996, Mr. Hochman became senior vice president of Orix Credit Alliance Inc. From September 1992 through October 1996, Mr. Hochman served as President of the Machine Tool Division of Financial Federal Credit, Inc., a wholly owned subsidiary of Financial Federal Corporation. Financial Federal Corporation is listed on the American Stock Exchange. From November 1982 through August 1992, he was Chairman of Machine Tool Finance Corporation, a company he co-founded.

      Leslie E. Goodman has been a director of the Company since November 1996. Since October 1997, Mr. Goodman has managed his personal investments. From January 1997 through October 1997, Mr. Goodman served as Chairman of the Board of CREOL, Inc., Commercial Real Estate On Line, an Internet based information service. From January 1996 through December 1996, Mr. Goodman served as North Jersey Area President of First Union National Bank overseeing consumer and commercial banking in northern New Jersey. Mr. Goodman also served as a senior executive vice president of First Union Corporation. From January 1990 through December 1995, Mr. Goodman served as a member of the Board of Directors and of the Office of the Chairman of First Fidelity Bancorporation overseeing the Community Business Bank, Corporate and Institutional Trust. Mr. Goodman served as President of First Fidelity Bank, N.A., New Jersey from September 1990 to January 1994. From 1988 to 1990, Mr. Goodman served as Chairman and Chief Executive Officer of Fidelity Bank, Philadelphia, a subsidiary of First Fidelity Bancorporation. Mr. Goodman currently is a member of the board of directors of Wawa Inc., Admiralty Bancorp, Inc., Grand Court Lifestyles, Inc., the board of governors of the Hackensack Medical Center and the board of trustees of Rutgers University.

      Jeffrey Baker has been a director of the Company since September 1996. In March 1999, Mr. Baker formed and became President of JSB Marketing, which provides various consulting services to companies in the entertainment industry. From 1986 to 1999, Mr. Baker served as Senior Vice President of GoodTimes Entertainment, where he was responsible for the licensing, marketing and merchandising of video products. Mr. Baker's prior experience includes more than twelve years of service in various marketing and sales positions including marketing manager for Prodigy Services, a company owned by IBM, CBS and Sears & Roebuck, director of national account sales for RCA Video Disc, director of video sales for Pickwick International and regional sales manager for Data Packaging Corp.

      John G. Raos served as President and Chief Operating Officer and a director of U.S. Industries, Inc. ("USI") from the time of its spin-off from Hanson PLC in 1995 (the "Demerger") through September 1999. From February 1999 through January 2000, Mr. Raos also served as Chairmen and Chief Executive Officer of Strategic Industries, Inc. ("Strategic") which was formed by USI to be spun off to USI shareholders. Strategic included certain of the consumer, precision engineered products and automotive interior operations of USI. In January 2000, Mr. Raos resigned all positions with Strategic and USI when USI aborted the spin-off and sold Strategic to Citicorp Venture Capital. Mr. Raos was President and Chief Operating Officer of Hanson Industries, the US arm of Hanson PLC, from 1992 until the Demerger and a director of Hanson PLC from 1989 until the Demerger. Mr. Raos also serves as a director of NumereX Corp. From 1997 through February 1999, Mr. Raos served as a member of TearDrop's Board of Directors.

      Joseph A. Cioni joined the Company in August 1997 as Vice President of Finance and Chief Financial Officer and was appointed Senior Vice President and Chief Financial Officer of the Company in 2000. From February 1993 to May 1996, Mr. Cioni served as Vice President of Finance for Remington Products Company. From September 1992 to February 1993, and again from May 1996 to August 1997, Mr. Cioni managed his personal investments.

      John Zeravica joined the Company in September 1996 as Vice President of Manufacturing and Operations and was appointed Senior Vice President of Manufacturing Operations in 2000. From 1988 through July 1996, Mr. Zeravica served as Director of Operations for the U.S. division of Bridgestone Sports, USA, Inc., an international manufacturer and distributor of sporting goods. From 1981 to 1988, Mr. Zeravica served as Operating Manager of Mizuno, USA, a sports product manufacturing and marketing company.

Section 16(A) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and Nasdaq SmallCap Market. Based solely on a review of the copies of reports furnished to the Company and written representations from the Company's executive officers, directors and persons who beneficially own more than ten percent of the Company's equity securities, the Company believes that, during the preceding year, all filing requirements applicable to its officers, directors and ten percent beneficial owners under Section 16(a) were satisfied, except that one officer and director filed a Form 5 late and an officer filed a Form 3 late.

Meetings of the Board and Committees

      During fiscal year 1999, the Board of Directors held five meetings. Each of the directors attended at least 75% of the aggregate of all meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors of which each respective director was a member during the time he was serving as such during the fiscal year ended December 31, 1999.

      The Board of Directors has created a Compensation Committee and an Audit Committee. The Board of Directors has not created a Nominating or similar Committee. The Compensation Committee is comprised of Jeffrey Baker and Leslie
E. Goodman. The Audit Committee is comprised of Fred K. Hochman and Leslie E. Goodman.

      The Compensation Committee, which held four meetings during fiscal year 1999, has jurisdiction on behalf of the Company to approve, disapprove, modify or amend all plans to compensate employees including bonuses. The Compensation Committee determines the salaries of employees of the Company who are directors and also determines the salaries of all other employees of the Company who are officers or who occupy such other positions as may be designated by the Compensation Committee.

      The Audit Committee, which held one meeting during fiscal year 1999, periodically reviews the Company's auditing practices and procedures, makes recommendations to management or to the Board of Directors as to any changes to such practices and procedures deemed necessary from time to time to comply with applicable auditing rules, regulations and practices, and recommends independent auditors for the Company to be elected by the stockholders.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company and its subsidiaries for each of the fiscal years ended December 31, 1999, 1998 and 1997 of those persons who were, at December 31, 1999, (i) the Chief Executive Officer and (ii) the other two most highly compensated executive officers of the Company for the fiscal year ended December 31, 1999 (the "named executive officers"). Other than the Chief Executive Officer and the named executive officers, no other executive officer of the Company earned more than $100,000 in salary and bonus during the last fiscal year.

                                    Annual Compensation         Long-Term Compensation
                                    -------------------         -----------------------
Name and Principal
     Position            Year       Salary        Bonus ($)   Securities Underlying Options
------------------       ---        ------        ---------   -----------------------------
                                                                        (#)
                                                                        ---
Rudy A. Slucker          1999       252,788            --            2,500,000(1)
Chairman of the          1998       250,000            --            1,250,000(2)
Board and Chief          1997       175,000        50,000              250,000
Executive Officer

Joseph A. Cioni          1999       110,000            --               37,000(3)
Secretary, Senior        1998        90,000            --               12,000
Vice President and       1997        22,500            --               15,000
Chief Financial
Officer
                         1999       120,000            --               12,000
John Zeravica            1998       104,000            --               12,000
Senior Vice              1997        99,540            --               27,000
President of
Manufacturing
Operations

(1) Includes 1,500,000 shares underlying options granted on December 31, 1999, which, subject to stockholder approval at the Meeting, shall be exercisable at $1.375 per share within 60 days from the date hereof. Also includes 1,000,000 shares underlying the $1,000,000 Note which, subject to shareholder approval at the Meeting, provides Mr. Slucker the option of converting the Note at any time, in whole or in part, at the rate of one share of the Company's common stock for each one dollar ($1.00) of unpaid principal and interest outstanding on this Note.

(2) Includes 250,000 shares subject to options that are exercisable at $3.375 per share within 60 days from the date hereof. Also includes 1,000,000 shares subject to options that shall be exercisable at $3.375 per share only upon the achievement of certain earnings and stock price targets.

(3) Includes 25,000 shares subject to options that are exercisable at $1.375 per share within 60 days from the date hereof.

Compensation Arrangements

      The Company has entered into an employment agreement with Rudy A. Slucker that expires on June 24, 2002. Pursuant to the agreement, Mr. Slucker serves as the Company's Chief Executive Officer and was to be paid an annual salary of $250,000. Pursuant to an amendment to Mr. Slucker's employment agreement effective March 1, 2000, Mr. Slucker's annual salary has been increased to $500,000. The employment agreement also provides that Mr. Slucker is entitled to receive a bonus equal to 10% of the Company's pre-tax net income starting with the year ending December 31, 1997. Such bonus is payable to the extent of 50% of such amount in cash and the remaining 50% in the form of common stock of the Company valued at the lowest last sale price of the common stock during the last quarter of the Company's fiscal year. In addition, if there is a sale of the Company or substantially all of the assets of the Company which involves consideration equal to or greater than $25,000,000, Mr. Slucker is also entitled to a cash payment equal to the greater of $250,000 and 10% of the excess consideration over $25,000,000. Mr. Slucker is also entitled to receive bonuses at the discretion of the Board of Directors and in accordance with certain performance criteria. The agreement further provides that Mr. Slucker will not engage in activities competitive with the Company for a period of two years after the expiration of his employment agreement. In the event that the Company terminates Mr. Slucker's employment without cause, such provision would not apply.

      Mr. Slucker did not receive a cash bonus in the fiscal year ended December 31, 1998. On June 24, 1999, the stockholders approved the grant of an option to Mr. Slucker to purchase 1,250,000 shares of Common Stock for $3.375 per share, of which 250,000 were immediately exercisable and 1,000,000 of which were exercisable only upon the achievement of certain earnings and stock price targets. These options to purchase an aggregate of 1,000,000 shares become exercisable in the following manner:

      (i) 250,000 shares become exercisable at such point that the common stock of the Company exceeds $10.00 per share for twenty (20) consecutive trading days or if the Company's earnings per share equals $1.00 for any fiscal year;

      (ii) An additional 250,000 shares become exercisable at such point that the common stock of the Company exceeds $13.00 per share for twenty
            (20) consecutive trading days or if the Company's earnings per share equal $1.25 for any fiscal year;

      (iii) An additional 250,000 shares become exercisable at such point that the common stock of the Company exceeds $16.00 per share for twenty
            (20) consecutive trading days or if the Company's earnings per share equals $1.50 for any fiscal year; and

      (iv) An additional 250,000 shares become exercisable at such point that the common stock of the Company exceeds $20.00 per share for twenty
            (20) consecutive trading days or if the earnings per share equals $1.75 for any fiscal year.

      All of the options, however, will vest immediately in the event there is a sale of the Company or similar transaction at a price greater than or equal to $10 per share. Options that have not vested at the time Mr. Slucker's employment is terminated (other than by death, disability or termination without cause) will be canceled. The options will, to the extent not previously terminated or exercised, expire and become void on April 27, 2009.

      These options were granted to Mr. Slucker in connection with the extension of his employment agreement, in recognition of Mr. Slucker's efforts in increasing sales and obtaining widespread name recognition for the Company's products and as additional incentive to achieve success for the Company and its stockholders.

      The Compensation Committee has authorized, subject to stockholder approval at the Meeting, the grant of options to Mr. Slucker to purchase an additional 1,500,000 shares of the Company's Common Stock, exercisable immediately at $1.375 per share, the market value of the shares of the Company's Common Stock as of December 31, 1999, the effective date of the Commitment Letter between Congress and the Company and the date of the grant. The options will, to the extent not previously exercised, expire and become void on December 31, 2009.

      Effective January 28, 2000, the Company entered into an employment agreement with Andrew M. Kairey. Pursuant to the agreement, Mr. Kairey will serve as the President and Chief Operating Officer of the Company and will be paid an annual salary of $225,000. The agreement is for a term of three years. Upon retention, the Company granted options to Mr. Kairey to purchase 115,000 shares of the Company's common stock at $2.25 per share, 15,000 of which are exercisable within 60 days of the date hereof. The remaining options shall vest according to the following schedule: (i) 33,333 shares on December 31, 2000;
(ii) 33,333 shares on December 31, 2001; and (iii) 33,333 shares on December 31, 2002. The options will, to the extent not previously terminated or exercised, expire and become void on December 31, 2009.

      The Company has also entered into an employment agreement with John Zeravica. Pursuant to the agreement, Mr. Zeravica serves as Vice President of Manufacturing Operations for the Company and is paid an annual salary of $100,000, subject to increase at the discretion of the Company. The agreement with Mr. Zeravica may be terminated either by the Company or Mr. Zeravica upon two weeks notice.

Compensation of Directors

      The Company's compensation to directors is $1,500 per Board meeting attended in person, $750 per committee meeting attended in person and $500 per Board or committee meeting attended by means of conference call.

Option Grants in Last Fiscal Year

      Shown below is information with respect to the options to purchase common stock granted to the Chief Executive Officer and the named executive officers of the Company during 1999.


                      Stock Option Grants in Last Fiscal Year

                                           Percent of
                         Number of        Total Options
                        Securities          Granted to
                        Underlying         Employees In
Name                 Options Granted       Fiscal Year (%)     Exercise Price ($/Sh)  Expiration Date
----                 ---------------      ----------------     ---------------------  ---------------
Rudy A. Slucker (1)      1,250,000              79.6                    3.375             4/27/09


John Zeravica               12,000               0.8                     1.50            12/21/04
Joseph Cioni                37,000               2.3                     1.375 to 1.50   12/31/04

(1) Includes the grant of options covering an aggregate of 1,250,000 shares of Common Stock of the Company at a price of $3.375 per share, 250,000 of which are exercisable within 60 days of the date hereof and 1,000,000 of which are exercisable only upon the achievement of certain earnings and stock price targets. Does not include the grant on December 31, 1999, subject to stockholder approval at the Meeting, of options to purchase 1,500,000 shares of common stock of the Company, all of which are exercisable within 60 days of the date hereof at a price of $1.375 per share. If such shares were included, Mr. Slucker, Mr. O'Toole, Mr. Zeravica, and Mr. Cioni would have been granted 89.4 %, 0.1%, 0.4%, and 1.2%, respectively, of the total number of options granted to all employees of the Company during the fiscal year ended December 31, 1999.

OPTION EXERCISES AND FISCAL YEAR END VALUES

      Shown below is information with respect to the exercise of options to purchase Common Stock by the Chief Executive Officer and the named executive officers and unexercised options to purchase shares of Common Stock granted to the Chief Executive Officer and such named executive officers.

   Aggregated Option Exercises In Last Fiscal Year and Fiscal Year End Option
                                     Values

                                                                 Number of Securities           Value of Unexercised
                                                                Underlying Unexercised         In-The-Money Options at
                      Shares Acquired On        Value      Options at December 31, 1999(1)      December 31, 1999(1)
Name                     Exercise (#)       Realized ($)      Exercisable/Unexercisable       Exercisable/Unexercisable
----                 --------------------   ------------   -------------------------------    -------------------------
Judy A. Slucker (2)           --                 --               750,000/1,000,000                     $0/$0
John Zeravica                 --                 --               27,000/24,000                         $0/$0
Joseph Cioni                  --                 --               39,000/25,000                         $0/$0

(1) On December 31, 1999, the Common Stock closed at a price of $1.375 per share on the Nasdaq SmallCap Market.

(2) Includes options covering an aggregate of 1,250,000 shares of the Company's Common Stock, exercisable at $3.375 per share, 250,000 of which are exercisable within 60 days of the date hereof and 1,000,000 of which are exercisable only upon the achievement of certain earnings and stock price targets. Does not include the grant on December 31, 1999, subject to stockholder approval at the Meeting, of options to purchase 1,500,000 shares of the Company's common stock, all of which are exercisable within 60 days of the date hereof at a price of $1.375 per share. If such shares were included, with respect to Mr. Slucker, the number of exercisable securities underlying unexercised options at December 31, 1999 would have been 2,250,000 and the value of in-the-money options at December 31, 1999 would still have been $0.

Compensation Plans

New Plan Benefits

      As of December 31, 1999, the Compensation Committee of the Company approved the grant to Rudy A. Slucker, the Company's Chairman and Chief Executive Officer, of stock options to purchase 1,500,000 shares of the Company's common stock at an exercise price equal to $1.375, which was equal to the fair market value of the common stock on the date of grant. These options will, to the extent not previously exercised, expire and become void on December 31, 2009. These options were not granted under the Company's 1996 Employee Stock Option Plan, as amended. These options were granted to Mr. Slucker pursuant to a Stock Option Agreement between the Company and Mr. Slucker dated as of December 31, 1999, a copy of which is attached as Exhibit B to this Proxy Statement. Mr. Slucker had previously been granted options to purchase 750,000 shares, exercisable to the extent of 250,000 shares at $4.50 per share, 250,000 shares at $4.625 per share, and 250,000 shares at $3.375 per share. Mr. Slucker had also been granted options to purchase 1,000,000 shares exercisable at $3.375 but only upon the achievement of certain earnings and stock price targets.

                    Stock Options Granted to Rudy A. Slucker

    Name and Position              Dollar Value ($)           Number of Units
    -----------------              ----------------           ---------------
Rudy A. Slucker
Chairman, President and Chief
Executive Officer (1)                   - (2)                     1,500,000

(1) To the extent that the grant on December 31, 1999 of such options to Mr. Slucker pursuant to a stock option agreement is deemed a "plan" under Item 402 of Regulation S-B, Mr. Slucker is the only person entitled to participate in this plan.

(2) Calculated based on the difference between $1.62, the closing price of the Common Stock on March 27, 2000 and the exercise price of $1.375, which was the fair market value of the Common Stock underlying the options on the date of the grant.

Indemnification of Directors and Officers

      The Company's Certificate of Incorporation limits the liability of directors to the maximum extent permitted by Delaware law. The Company's By-laws provide that the Company shall indemnify its directors and executive officers and may indemnify its other officers, employees, agents and other agents to the fullest extent permitted by law. The Company's By-laws also permit the Company to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in such capacity, regardless of whether the By-laws would permit indemnification. At present, there is no pending litigation or proceeding involving any director, officer, employee or agent of the Company in which the Company currently anticipates indemnification will be required.

Stock Option Plans

      On October 18, 1996, the Board of Directors and the stockholders of the Company adopted the 1996 Employee Stock Option Plan ("Plan") and reserved 200,000 shares of Common Stock for issuance thereunder. The Plan provides for the granting to employees (including employees who are also directors and officers) of options intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), and for the granting of nonstatutory stock options to directors, employees, consultants and independent contractors to the Company. The Plan is currently administered by the Compensation Committee of the Board of Directors of the Company, although, to date, the entire Board of Directors has approved the grant of all options. At the Meeting, the stockholders of the Company are being asked to approve an amendment to the Plan to increase the number of shares of common stock reserved for issuance under the Plan from 800,000 shares to 1,300,000 shares. As of March 27, 2000, options covering an aggregate of 784,043 shares of common stock are outstanding under the Plan.

      The exercise price per share of incentive stock options granted under the Plan must be at least equal to the fair market value of the common stock on the date of grant. With respect to any participant who owns shares representing more than 10% of the voting power of all classes of the Company's outstanding capital stock, the exercise price of any incentive stock option must be equal to at least 110% of the fair market value on the grant date, and the maximum term of the option must not exceed five years. The terms of all other options granted under the Plan may not exceed ten years. In the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure or capitalization affecting the Common Stock, there shall be an appropriate adjustment made by the Board of Directors in the number and kind of shares that may be granted in the aggregate and to grantees under the Plan, the number and kind of shares subject to each outstanding option and the option prices.

Certain Relationships and Related Transactions

      On November 10, 1997, the Company, pursuant to an asset purchase agreement (the "Tommy Armour Asset Purchase Agreement"), through its then newly formed, wholly-owned subsidiary, currently named Tommy Armour Golf Company ("Tommy Armour"), acquired substantially all of the assets (the "Tommy Armour Acquisition") of Tommy Armour Golf Company, a Delaware corporation (currently named T.A. Liquidation Corp.), Tommy Armour Golf (Scotland) Ltd. and the golf operations of USI Canada Inc., an Ontario corporation (collectively, the "Sellers"). The Company acquired the assets for a purchase price consisting of
(i) $10.0 million in cash, (ii) 100,000 shares of Series A Cumulative Convertible Preferred Stock (the "Series A Preferred Stock") having a redemption value of $10.0 million and (iii) 1,000,000 shares of the Company's common stock, par value $.01 per share, subject to certain post-closing adjustments. On March 31, 1998, the Company and the Sellers entered into an agreement pursuant to which the Company and the Sellers agreed upon certain adjustments to the purchase price in settlement of certain disagreements relating to post-closing adjustments. Under the agreement, the Tommy Armour Cash Payment was increased to $11.6 million and the number of shares of common stock was reduced to 175,000. On June 24, 1998, 70,000 shares of the Series A Preferred Stock were converted by the holder thereof into 933,333 shares of common stock. Simultaneously, with such conversion, the Company redeemed the remaining 30,000 outstanding shares of Series A Preferred Stock for $3.0 million. John Raos, an officer of the parent company for the Sellers of the assets of Tommy Armour, served on the Board of Directors of the Company from November 1997 through March 1999.

      The Company also entered into a Registration Agreement with T.A. Liquidation Corp. pursuant to which the Company agreed to file a registration statement on Form S-3 with the Securities and Exchange Commission registering the sale of the Common Stock issued in the Tommy Armour Acquisition, the Series A Preferred Stock and the shares of the Company's common stock into which the Series A Preferred Stock are convertible and to use its best efforts to have the Registration Statement declared effective as soon as possible after the date of the agreement. Such registration statement was declared effective by the Securities and Exchange Commission on July 1, 1998. The Company was informed that T.A. Liquidation Corp. sold all shares of common stock held by it in April 1999.

      On March 10, 1999, Rudy A. Slucker, the Company's Chairman, President and Chief Executive Officer, loaned the Company $500,000, bearing interest at 8% and due upon demand once the Company has reached certain reduced levels of indebtedness under the Company's Credit Facility with First Union National Bank. In January 2000, in connection with a financing arrangement between the Company and Congress, Mr. Slucker loaned the Company an additional $500,000. The Company consolidated these loans and issued to Mr. Slucker an Amended and Restated Subordinated Convertible Demand Note (the "Note") which is due upon demand and accrues interest at the rate of one percent (1%) per annum in excess of the Prime Rate of First Union National Bank. Subject to the approval of the Stockholders at the Meeting, the Note is convertible at the option of Mr. Slucker, at the rate of one share of the Company's common stock for each dollar ($1.00) of unpaid principal and interest outstanding under the Note.

      In connection with the Company's financing arrangement with Congress, Mr. Slucker also agreed to personally guaranty a portion of the term loan component of the financing package. Mr. Slucker also provided Congress with a guarantee against Congress' failure to collect by reason of certain fraudulent or criminal acts or material misrepresentations of Mr. Slucker, Joseph A. Cioni, the Company's Chief Financial Officer, or other employees of the Company acting at their direction. For further details regarding the financing arrangement with Congress, the Note, and Mr. Slucker's guarantees, please see "Proposal 4:
Ratification of the Issuance of a $1,000,000 Amended and Restated Subordinated Convertible Demand Note to Rudy A. Slucker, Chairman and Chief Executive Officer."

      All ongoing and any future transactions with affiliates of the Company, if any, will be on terms believed by the Company to be no less favorable than are available from unaffiliated third parties and will be approved by a majority of disinterested directors.

PROPOSAL 2.  APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE COMPANY'S
             CERTIFICATE OF INCORPORATION INCREASING THE COMPANY'S AUTHORIZED SHARES OF COMMON STOCK FROM 10,000,000 TO 20,000,000 SHARES.

      The Board of Directors has determined that it is in the best interests of the Company's stockholders to amend the first paragraph of Article 4 of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 to 20,000,000. Accordingly, the Board of Directors has unanimously approved the proposed amendment and has directed that it be submitted to the stockholders for approval at the Meeting.

      As of March 27, 2000, the record date for the Meeting, the Company had 10,000,000 authorized shares of Common Stock, $.01 par value, of which 5,262,565 were outstanding and 2,887,781 shares were reserved for issuance pursuant to the Company's existing stock based compensation and benefit plans, including the 1996 Employee Stock Option Plan (the "Plan") but excluding shares issuable (i) upon exercise of the Stock Option Agreement between the Company and Mr. Slucker that is presented to the stockholders for approval at the Annual Meeting, and
(ii) upon conversion of the Note issued, subject to stockholder approval at the Meeting, to Mr. Slucker. The Board of Directors believes that it is in the best interests of the Company's stockholders to increase the number of authorized shares of common stock in order to have additional authorized, but unissued shares available for issuance to meet business needs as they arise. The additional authorized shares could be used for any proper purpose approved by the Board of Directors. The Board of Directors believes that the availability of additional shares of authorized common stock will provide the Company with the flexibility it may need in the future to raise capital, negotiate acquisitions, restructure debt, or for other corporate purposes. The additional authorized shares of Common Stock would also be necessary to provide for the issuance of shares upon the exercise of the stock option and conversion of the Note by Mr. Slucker, since there are currently only an additional 1,849,654 shares available for issuance after giving effect to the Company's outstanding shares and those currently reserved for issuance. Additional authorized shares will also be needed for the increase in the number of shares authorized to be issued under the Company's 1996 Employee Stock Option Plan.

      The additional shares of Common Stock to be authorized pursuant to the proposed amendment would allow shares to be issued without the expense and delay of a special meeting of the stockholders. The Board of Directors does not presently intend to seek further stockholder approval to issue any such shares, except as may be required by applicable law or the Nasdaq Marketplace Rules. The issuance by the Company of additional shares of Common Stock may, depending upon the context in which they are issued, dilute the stock ownership of the existing stockholders of the Company. The Company's stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future. Other than with respect to the shares subject to issuance to Mr. Slucker, the Company does not have any definitive agreement or arrangement at the present time with respect to the issuance of any additional shares of Common Stock. Although such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of the Company, approval of the proposed amendment is not being sought for that purpose.

      In accordance with Delaware law, if approved by the stockholders, the proposed amendment will become effective upon the filing of a certificate of amendment relating thereto with the Secretary of State of Delaware, which will occur as promptly as practicable after the date of the Annual Meeting. The full text of the proposed amendment to Article 4 of the Company's Certificate of Incorporation is set forth in Exhibit A.

      Vote Required. The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock of the Company outstanding on the Record Date is required to amend the Company's Certificate of Incorporation to increase the Company's authorized shares of Common Stock from 10,000,000 to 20,000,000 shares.

The Board of Directors recommends a vote "FOR" the approval of the amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of common stock from 10,000,000 to 20,000,000 shares.

PROPOSAL 3:   RATIFICATION OF GRANT OF STOCK OPTION TO RUDY SLUCKER, THE
              COMPANY'S CHAIRMAN AND CHIEF EXECUTIVE OFFICER, TO PURCHASE
              1,500,000 SHARES OF THE COMPANY'S COMMON STOCK.

      As of December 31, 1999, the Compensation Committee of the Company approved the grant of options to Rudy A. Slucker, the Company's Chairman and Chief Executive Officer, to purchase 1,500,000 share of the Company's common stock which shall be immediately exercisable at an exercise price equal to $1.375, which was equal to the market price of the common stock on the date of grant. The options will, to the extent not previously exercised, expire and become void on December 31, 2009. These options were not granted under the Company's 1996 Employee Stock Option Plan, as amended. A copy of the Stock Option Agreement between the Company and Mr. Slucker is attached as Exhibit B. These options were granted to Mr. Slucker in consideration for his role in assisting the Company in obtaining the Company's important financing discussed below and to compensate Mr. Slucker for his continued commitment to the Company. Under the rules of the Nasdaq SmallCap Market, the Company is required to seek stockholder approval for the grant of the stock option to Mr. Slucker.

      On January 20, 2000, the Company entered into a $28,000,000 financing arrangement with Congress Financial Corporation (Central) ("Congress") consisting of a revolving loan based on the Company's eligible inventory and accounts receivable, a $2,175,000 term loan ("Term Loan A"), and a $4,500,000 term loan ("Term Loan B"). The Company believes that obtaining this financing was critical for the Company to sustain its current financial viability and to provide for its future financial success.

      To assist the Company in obtaining this financing and to accommodate the demands of Congress, Mr. Slucker agreed to personally guarantee fifty (50%) percent of the outstanding amount of Term Loan B. Moreover, Mr. Slucker provided Congress with a guarantee against Congress' failure to collect any outstanding amount by reason of any fraud, material misrepresentation or criminal act performed by either Mr. Slucker or Joseph A. Cioni, the Company's Chief Financial Officer, or by reason of Congress' reliance on intentionally and materially false, erroneous, misleading, inaccurate, incorrect or incomplete information provided by Mr. Slucker, Mr. Cioni, or any employee of the Company acting at the direction of either Mr. Slucker or Mr. Cioni. The Agreement with Congress also provides that the failure by the Company to continue to employ Mr. Slucker as Chief Executive Officer will result in a default under the loan facility.

      To satisfy additional demands of Congress, Mr. Slucker also agreed to loan the Company $500,000 of additional capital. Together with the $500,000 loan by Mr. Slucker previously made to the Company in March 1999, Mr. Slucker will have provided the Company with a total of $1,000,000 of capital during the past fiscal year. The Company has consolidated these loans and has issued to Mr. Slucker an Amended and Restated Subordinated Convertible Demand Note (the "Note") in an amount of $1,000,000 attached as Exhibit C. Subject to shareholder approval at the Meeting, the Note may be converted at the option of Mr. Slucker into shares of the Company's Common Stock at a rate of one share for each dollar ($1.00) of unpaid principal and interest outstanding under the Note.

      The Board of Directors recognizes that it is unusual for a person who holds less than ten percent of the outstanding shares of a public company that is the size of the Company to provide personal guarantees for the Company's indebtedness. Moreover, the Board recognizes that Mr. Slucker has irrevocably provided his personal guarantees and the loans to the Company prior to receiving shareholder approval for the stock related provisions and without any assurance that he would receive adequate compensation for providing these benefits to the Company. Accordingly, whether or not the shareholders approve the issuance of the convertible note and the grant of the stock option to Mr. Slucker, he will have up to $3,250,000 of his own capital at risk. Finally, the Board recognizes that Congress, which had insisted upon the additional infusion of cash by Mr. Slucker as a condition to its financing, would not have approved its credit facility to the Company were it not for Mr. Slucker's financial commitment. To compensate Mr. Slucker for his continued financial commitment to the Company and for the risks assumed by Mr. Slucker in order to complete the Congress loan transaction, the Board of Directors considered granting Mr. Slucker additional stock options in the Company.

      In considering the grant of these additional options to Mr. Slucker, the Board of Directors also evaluated the economic value of Mr. Slucker's existing compensation package. The Board of Directors recognizes that as a result of the decline in the Company's Common Stock price, options previously granted to Mr. Slucker as compensation are now "out of the money" and have therefore yielded no value and no compensation to Mr. Slucker as originally intended.

      The Compensation Committee previously authorized and the stockholders previously approved the grant to Mr. Slucker of options to purchase an aggregate of 1,750,000 shares of the Company's common stock. These options are exercisable as follows: (i) options covering an 250,000 shares are currently exercisable at $4.50 per share; (ii) options covering 250,000 shares are currently exercisable at $4.625 per share; (iii) options covering 250,000 shares are currently exercisable at $3.375 per share; and (iv) options covering 1,000,000 shares are exercisable at $3.375, but only upon the achievement of certain share price and earnings targets or in the event of a sale of the Company at a price greater than or equal to $10.00 per share. The Compensation Committee intended for the stock options to comprise an important component of the overall compensation package provided to Mr. Slucker. The Compensation Committee also believed that the granting of the options was critical to retaining the long-term services of Mr. Slucker as Chairman and Chief Executive Officer. The Company believes the retention of the long-term services of Mr. Slucker to be crucial to the future success of the Company. However, the exercise prices of the options were set at the fair market value of the Company's Common Stock on the date of their grant and, as a result of the decline in the Common Stock price, the options granted to Mr. Slucker are now "out of the money". The options have therefore yielded no value and no compensation to Mr. Slucker as originally intended by the Compensation Committee.

      Despite the devaluation of Mr. Slucker's overall compensation package, the Board has observed that Mr. Slucker remains committed to the Company. He has worked diligently to increase sales and to obtain widespread name recognition for the Company's products. He continues to be a source of capital for the Company, as evidenced by his previous loan of $500,000 and his agreement to loan the Company an additional $500,000 so that the Company could obtain the financing it needed to achieve financial success. Therefore, in consideration for Mr. Slucker's role in obtaining the critical financing arrangement with Congress, and for his commitment of time, energy, and financing to the Company, and in recognition that Mr. Slucker's current compensation package has not met its objectives and no longer provides an effective retention incentive, the Compensation Committee of the Board of Directors of the Company composed of two "outside directors" as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), has authorized the grant to Mr. Slucker, subject to shareholder approval, of options to purchase 1,500,000 shares of the Company's Common Stock at $1.375, the closing price of shares of the Company's common stock on December 31, 1999, the date of the authorization and the effective date of the Commitment Letter with Congress.

Adverse Consequences

      There are certain potential adverse effects to the Company that could result from the grant of these options. Because the options immediately vest, there exists the potential for Mr. Slucker's actual exercise of the options. Such an exercise could cause significant dilution to the existing stockholders. In addition, and if the grant of the options is approved at the Meeting, if the fair market value of the Company's Common Stock exceeds the exercise price of the stock option on the date of the Meeting, then the Company will recognize a charge to earnings equal to the amount of such spread multiplied by the number of shares underlying the option.

Summary

      By issuing to Mr. Slucker options, however, the Board believes that it is appropriately compensating Mr. Slucker for taking the unusual step of providing both a personal guaranty and additional capital. These actions have enabled the Company to obtain the financing it needs to maintain its financial viability. Without Mr. Slucker's financial commitment to the Company, this financing would have been unavailable. Additionally, by setting the exercise price at a level commensurate with the recent market value of the Company's Common Stock, the Company has provided Mr. Slucker with an incentive to maximize shareholder value. For Mr. Slucker to receive any financial benefit from the options, the stock price must appreciate. Moreover, because options previously granted to Mr. Slucker are currently out of the money, Mr. Slucker has not been fully compensated for the value and commitment that he has provided the Company. Should this situation continue, Mr. Slucker may be inclined to leave the Company. The Compensation Committee strongly believes that Mr. Slucker is a valuable asset to the Company and that the retention of his long-term services is crucial to the future success of the Company.

      Additionally, the Loan Agreement with Congress provides that the failure by the Company to continue to employ Mr. Slucker as Chief Executive Officer will result in a default under the loan facility. Therefore, if Mr. Slucker was to determine that his compensation package is not satisfactory and decide to leave the Company, the Company would be in default under its line of credit and Congress could accelerate the Loan. Therefore, after consideration of the positive and adverse consequences of the option grant to Mr. Slucker, the Compensation Committee has determined that it is in the Company's best interest, both in the near and long term future, to grant Mr. Slucker options to purchase an additional 1,500,000 shares of the Company' common stock exercisable immediately at $1.375.

Federal Income Tax Consequences

      The following is intended only as a brief summary of the federal income tax rules relevant to the grant of the options to Mr. Slucker. These rules are highly technical and subject to change in the future.

      Tax Consequences to the Company. Recent changes in tax law limit the amount that a corporation can deduct for compensation to any "covered employee."
Section 162(m) of the Code generally disallows the deduction of compensation income in excess of $1.0 million in any taxable year beginning on or after January 1, 1994. If Mr. Slucker were still a "covered employee," meaning either the Chief Executive Officer or one of the other four most highly compensated employees of the Company whose compensation is required to be disclosed under the Securities Exchange Act of 1934, as amended, and he were to exercise his options or otherwise accrue more than $1.0 million in compensation in any given taxable year (irrespective of when such compensation was earned, e.g., when such options were granted), the Company would not be allowed to deduct that portion of Mr. Slucker's otherwise deductible compensation that exceeded $1.0 million.
Section 162(m) of the Code does not apply, however, to compensation that meets the following four criteria: (i) the compensation is based solely on the attainment of performance goals; (ii) the performance goals are determined by a Compensation Committee of the Board of Directors comprised of two or more outside directors; (iii) the material terms of the compensation are disclosed to stockholders and approved by a majority vote of stockholders; and (iv) certification by the Compensation Committee that the performance goals have been met. Stock options are automatically treated as based on the attainment of performance goals and are not subject to certification by the Compensation Committee if the exercise price of the options is not less than the fair market value of the underlying stock at the time the options were granted.

      Tax Consequences to Mr. Slucker. The options granted to Mr. Slucker by the Compensation Committee are classified as non-qualified options ("NQOs") under the Code. Under the Code, an optionee does not recognize any taxable income, and the Company is not entitled to a deduction, upon the grant of an NQO. Upon the exercise of an NQO, Mr. Slucker will recognize ordinary compensation income (subject to wage and employment tax withholding) equal to the excess of the fair market value of the shares acquired over the option exercise price.

      If Mr. Slucker sells shares acquired pursuant to the exercise of the options, he will recognize capital gain or loss equal to the difference between the selling price of the shares and his basis in the shares. Such capital gain or loss is long- or short-term depending on whether he has held the shares for more than one year.

      Vote Required. The affirmative vote of the holders of a majority of the shares of Common Stock of the Company voting, in person or by proxy, at the Meeting is required for the ratification of the grant of stock options to Mr. Slucker.

The Board of Directors recommends a vote "FOR" the ratification of the grant of stock options to purchase 1,500,000 shares of Common Stock to Rudy A. Slucker, the Company's Chairman and Chief Executive Officer.

PROPOSAL 4:   RATIFICATION OF THE ISSUANCE OF A $1,000,000 AMENDED AND RESTATED
              SUBORDINATED CONVERTIBLE DEMAND NOTE TO RUDY A. SLUCKER, CHAIRMAN
              AND CHIEF EXECUTIVE OFFICER.

      On January 20, 2000, the Company entered into a $28,000,000 financing arrangement with Congress consisting of a revolving loan based on the Company's eligible inventory and accounts receivable, a $2,175,000 term loan ("Term Loan A"), and a $4,500,000 term loan ("Term Loan B"). In connection with this financing, Mr. Slucker has agreed to personally guarantee fifty (50%) percent of the outstanding amount of Term Loan B. Additionally, Mr. Slucker provided Congress with a guarantee against Congress' failure to collect by reason of any fraud, material misrepresentation or criminal act performed by either Mr. Slucker or Joseph A. Cioni, the Company's Chief Financial Officer, or by reason of Congress' reliance on intentionally and materially false, erroneous, misleading, inaccurate, incorrect or incomplete information provided by Mr. Slucker, Mr. Cioni, or any employee of the Company acting at the direction of either Mr. Slucker or Mr. Cioni. Finally, Mr. Slucker has agreed to loan the Company an additional $500,000. Mr. Slucker previously loaned the company $500,000 in March 1999. Subject to stockholder approval at the Meeting, the Company consolidated these loans and issued to Mr. Slucker an Amended and Restated Subordinated Convertible Demand Note (the "Note") in an amount of $1,000,000 attached hereto as Exhibit C.

      The Note is payable on demand and interest accrues and is payable monthly at the rate of one (1%) percent per annum in excess of the Prime Rate of First Union National Bank. The Note, however, is subordinate and junior to any debt owed to Congress. The Note is convertible at the option of Mr. Slucker at any time prior to maturity, in whole or in part, at the rate of one share of the Company's common stock for each dollar ($1.00) of unpaid principal and interest outstanding under the Note (the "Conversion Rate"). The Conversion Rate is subject to adjustment in the event of a stock dividend, stock split, reverse stock split, other dividends or distributions, issuance of shares or warrants at a price below current market price, or the reclassification of common stock into securities other than common stock. The Conversion Rate, however, shall not be adjusted upon the issuance or sale of shares of Common Stock issued or sold under options granted pursuant to any present or future stock option plan, stock option agreement, stock purchase plan, employees' savings or profit sharing plan or other incentive or benefit plan providing for the sale or other issuance of Common Stock by the Company to officers, directors, or employees. Additionally, the Conversion Rate shall not be adjusted upon the issuance or sale of shares of the Company's Common Stock for a consideration per share equal to or greater than the current market price per share.

      At the time that Mr. Slucker was asked by the Board of Directors of the Company and by Congress to loan the money to the Company and to provide his guarantees, the Board could not assure Mr. Slucker that the stockholders of the Company would approve the convertibility of the loan or the grant of his stock options. Accordingly, Mr. Slucker was asked to be in the position of making his loans and guarantees without the certainty that he would be receiving compensation or protection that he believed was appropriate for the responsibility that he assumed. In order to provide partial protection to Mr. Slucker, the Company has agreed that until the stockholders have approved the convertibility feature as part of the issuance of the Convertible Promissory Note and the grant of stock options to Mr. Slucker, the Company will not sell or issue any additional shares of common stock of the Company. As a result, the Company would be unable to raise any additional capital through the sale of equity. The Company may also be unable to use stock in connection with any acquisition transactions. Therefore, if the shareholders fail to approve both Proposal 3 and Proposal 4, the Company's ability to raise additional capital will be severely limited.

      By providing these guarantees and this additional loan to the Company, Mr. Slucker is demonstrating his commitment to the Company. It is unusual for a holder of less than ten percent of the outstanding shares of a public company the size of the Company to provide personal guarantees. Moreover, by providing the guarantees and the loan prior to obtaining stockholder approval, Mr. Slucker has put up to $3,250,000 of his own capital at risk with no guaranteed return. Finally, without Mr. Slucker's cooperation, Congress would not have provided the financing package that is so critical to the Company's present and future viability. Therefore, the Board has determined that it is in the best interests of the Company, both in the near and long term future, to issue the Note to Mr. Slucker.

      Adverse Consequences Related to Note.

      The $1 million of convertible debt can be converted into Common Stock of the Company at a conversion price of $1 per share. Although the closing price for the Company's common stock was $1.38 on the date that the Commitment Letter was signed, if the fair value of the common stock at the date that the stockholders of the Company approve this proposal is greater than $1 per share, this convertible debt will be deemed to have a beneficial conversion feature. In accordance with applicable accounting rules, the Company will record the impact of this beneficial conversion feature with a charge to interest expense equal to the excess of the fair market value of the one million shares issuable upon conversion of the Note on the date of the Annual Meeting over $1 million. This amount would represent the difference between the conversion price and the fair market value of the Common Stock into which the debt is convertible, multiplied by the number of shares into which the debt is convertible.

      Vote Required. The affirmative vote of the holders of a majority of the shares of Common Stock of the Company voting, in person or by proxy, at the Meeting is required for the ratification of the issuance of the Note to Mr. Slucker.

The Board of Directors recommends a vote "FOR" the ratification of the issuance of a $1,000,000 Amended and Restated Subordinated Convertible Demand Note to Rudy A. Slucker, the Company's Chairman and Chief Executive Officer.

PROPOSAL 5. APPROVAL OF AMENDMENT TO THE 1996 EMPLOYEE STOCK OPTION PLAN

      At the Meeting, the holders of the common stock will be asked to vote upon a proposal to approve an amendment to the 1996 Employee Stock Option Plan (the "Plan") to increase by 500,000 the number of shares of common stock for which options may be granted thereunder from 800,000 shares to 1,300,000 shares. The Plan, as proposed to be amended, is attached as Exhibit D to this Proxy Statement.

Reasons For The Proposal

      Under the Plan as currently in effect, options for up to 800,000 shares of the common stock may be granted. The Board of Directors has determined that it is advisable to continue to provide stock-based incentive compensation to the Company's officers and employees, thereby continuing to align the interests of such employees with those of stockholders, and that awards under the Plan are an effective means of providing such compensation. In order to effectuate the grant of the options by the Board of Directors and to continue to grant stock-based incentive compensation in the future, it is necessary to increase the number of shares of common stock available for grant under the Plan.

Description Of The Plan And The Proposed Amendments

      The following is a summary of the Plan and the proposed amendments to it under Proposal 5. This summary does not purport to be complete, and is qualified in its entirety by reference to the text of the Plan, which is attached as Exhibit D to this Proxy Statement.

      Purpose. The purpose of the Plan is to provide an additional incentive to directors, key employees, independent contractors, agents and consultants of the Company or any of its subsidiaries to aid in attracting and retaining directors, employees, independent contractors, agents and consultants of outstanding ability, and to align their interests with those of stockholders. The Plan presently authorizes the granting of options of up to 800,000 shares of common stock ("Options"), and if Proposal 5 is approved, up to an additional 500,000 shares of Common Stock, subject to adjustment in the event of mergers, consolidations, reorganizations, recapitalizations, stock dividends, stock splits or other change in the corporate structure or capitalization affecting the Company's issued common stock. The Board of Directors believes it is beneficial to increase the number of shares subject to the Plan to make additional shares available, subject to the discretion of the Board of Directors, to key employees, independent contractors, agents and consultants of the Company or any of its subsidiaries.

      Administration. If amended by Proposal 5, the Plan will be administered by either the full Board of Directors, the Compensation Committee or such other committee as may be designated by the Board of Directors (the "Committee"). In administering the Plan, the Committee has the power to interpret its provisions and to prescribe, amend, and rescind rules and regulations for its administration, to select individuals to receive grants, to determine the terms and provisions of grants of options and to make all other determinations necessary or advisable for administration of the Plan.

      Option Grants. The Plan provides for the granting of both incentive stock options (an "ISO") and nonqualified stock options (a "NQO"). NQO's may be issued to any employee or officer of the Company or its subsidiaries, or any other person who is an independent contractor, agent or consultant of the Company or its subsidiaries but not any director of the Company who is not an employee of the Company. ISO's may be issued to employees and officers of the Company and its subsidiaries, but not to any director, independent contractor, agent or consultant. The Committee also determines the times at which options become exercisable, their transferability and the dates, not more than ten years after the date of grant, on which options will expire. The fair market value of the stock with respect to which ISO's under the Plan or any other plan of the Company first become exercisable may not exceed $100,000 in any year. The option price of an ISO is to be at least 100% of the fair market value on the date of grant (110% in the case of optionees holding more than ten percent of the combined voting power of all classes of stock of the Company). The Plan, however, permits the Committee to grant NQO's at any exercise price consistent with the purposes of the Plan, whether or not such exercise price is equal to the fair market value of the stock on the date of grant of the NQO. NQO's with an exercise price of less than fair market value on the date of grant will not qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and so any compensation expense generated by the exercise of such an option would not be deductible by the Company if the optionee is a "covered employee" who is paid compensation from the Company in an amount in excess of $1,000,000 in the year of exercise.

      Options may be exercised by the payment of the exercise price in cash, by check or by delivery of full shares of common stock, or a combination thereof. The Committee may make a loan for the purpose of exercising any option granted under the Plan to an optionee in an amount not to exceed 100% of the purchase price of the shares acquired upon exercise of the options. The loan must be secured by a pledge of shares of the Company having an aggregate purchase price equal to or greater than the amount of the loan.

      As of March 27, 2000, options to acquire 4,387,781 shares of common stock had been granted to officers, directors and employees of the Company and to consultants and professional athletes who perform consulting and other promotional services for the Company. Of such shares, 899,033 shares of common stock had been granted under the Plan and 1,988,748 were granted outside of the Plan and 1,500,000 have been granted to Rudy A. Slucker, the Company's Chairman and Chief Executive Officer, that are subject to approval at the Meeting by the stockholders. As of March 27, 2000, the Company has awarded or granted options under the Plan to approximately 268 persons. The following persons and groups have received certain of these options: Rudy A. Slucker: 2,750,000 (1,500,000 of which are subject to stockholder approval at the Meeting); Andrew H. Kairey:
115,000; John Zeravica: 51,000; Joseph A. Cioni: 63,000; all current executive officers as a group: 2,979,000; all current directors who are not executive officers as a group: 120,000; and all employees who are not executive officers as a group: 550,043. On December 21, 1999, options to purchase 15,000 shares of Common Stock for $1.50 per share were granted to each of Fred K. Hochman, Leslie
E. Goodman and Jeffrey Baker, directors of the Company, which options vest one-third six months from the date of grant and one-third per year for the next two years if they are serving on the Board of Directors at such time. Such options expire five years from the date of grant.

      The Company has granted five-year options to acquire an aggregate of 73,748 shares of Common Stock to touring golf professionals and other professional athletes who perform consulting and other promotional services for the Company, all of which have been granted outside of the Plan. Under the promotional agreements with the Company's golf professionals, the Company may be required to grant additional stock options if the professional satisfies certain conditions such as winning a golf tournament. If the Company's professionals win a large number of tournaments, the number of additional options granted could be substantial. The Committee has not made any determination with respect to grants of options to employees in the future. The Company has three executive officers and approximately 230 employees who are not executive officers who could potentially qualify for grants of options under the Plan as proposed to be amended.

      Termination of Employment. Unless otherwise provided by the Committee, the following rules apply to all options granted under the Plan. Options granted under the Plan expire immediately if an employee is terminated for cause. If termination of employment is voluntary or involuntary, options granted expire after a three month period. In the event of an employee's death within such three-month period, the employee's estate may exercise the option for the number of shares for which it is exercisable at the date of termination, for three years after death but in no event beyond the expiration dates of the option. An option outstanding at the time an employee retires under a Company retirement plan or becomes disabled is exercisable within one year of termination in the case of an ISO and in the case of a NQO may be exercisable at any time to the extent that the optionee was otherwise entitled to exercise it at the time of such cessation of employment with the Company or a subsidiary thereof, but in no event after the expiration of the option period. If an employee dies, whether before or after such retirement or disability, the employee's estate may exercise the option exercisable at the date of termination of employment for up to three years after death (one year in the case of voluntary termination of employment), but in no event beyond the expiration dates of the option.

      Income Tax Consequences. Under present law, the federal income tax treatment of stock options under the Plan is generally as follows:

      Incentive Stock Options. For regular income tax purposes, an optionee will not realize taxable income upon either the grant of an ISO or its exercise if the optionee has been an employee of the Company or a subsidiary at all times from the date of grant to a date not more than three months before the date of exercise. The difference between the fair market value of the stock at the date of exercise and the exercise price of an ISO, however, will be treated as an item of tax preference in the year of exercise for purposes of the alternative minimum tax.

      If the shares acquired upon an exercise of an ISO are not disposed of by the optionee within two years from the date of grant or within one year from the date of exercise, any gain realized upon a subsequent sale of the shares will be taxable as a capital gain. In that case, the Company will not be entitled to a deduction in connection with the grant or the exercise of the ISO or the subsequent disposition of the shares by the optionee. The amount of gain or loss realized upon such a sale or other disposition will be measured by the difference between the amount realized and the earlier exercise price of the ISO (the optionee's basis in the stock).

      If the optionee disposes of the shares within two years from the date of grant of the ISO or within one year from the date of exercise of the ISO, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the shares at the date of exercise (or the amount realized on disposition, if less) over the option price, and the Company will be allowed a corresponding deduction. If the amount realized on the disposition exceeds the fair market value of the shares at the date of exercise the gain on disposition in excess of the amount treated as ordinary income will be treated as a capital gain. Any such capital gain will be a mid-term capital gain if the optionee holds the shares for more than one year, but not more than 18 months, from the date of exercise. If the optionee holds the shares for more than 18 months from the date of exercise, any such gain will be a long-term capital gain.

      Nonqualified Stock Options. An optionee will not realize income upon the grant of a nonqualified option. Upon the exercise of a nonqualified option, an optionee will be required to recognize ordinary income in an amount equal to the excess of the fair market value at the date of exercise of the NQO over the option price. Any compensation includable in the gross income of an employee with respect to a NQO will be subject to appropriate federal income and employment taxes. The Company will be entitled to a business expense deduction in the same amount and at the same time as when the optionee recognizes compensation income. Upon a subsequent sale of the stock, any amount realized in excess of such fair market value will constitute a capital gain. Any such capital gain will be a mid-term capital gain if the optionee holds the shares for more than one year, but not more than 18 months, from the date of exercise. If the optionee holds the shares for more than 18 months from the date of exercise, any such gain will be a long-term capital gain.

      The foregoing discussion does not purport to be a complete analysis of all the potential tax consequences relevant to recipients of options or to the Company or its subsidiaries. The above discussion does not take into account the effect of state and local tax laws. Moreover, no assurance can be given that legislative, administrative, regulatory or judicial changes or interpretations will not occur which could modify such analysis. In addition, an individual's particular tax status and his other tax attributes may result in different tax consequences from those described above. Therefore, any participant in the Plan should consult with his own tax adviser concerning the tax consequences of the grant, exercise and surrender of such options and the disposition of any stock acquired pursuant to the exercise of such options.

      Amendments. The Board of Directors may amend the Plan at any time, but may not, without prior stockholder approval, increase the aggregate number of shares that may be issued thereunder; materially increase the benefits to participants or materially modify the requirements as to eligibility for participation in the Plan.

      Termination. The Plan terminates by its terms on October 17, 2006.

      Vote Required. The affirmative vote of a majority of the outstanding shares of common stock voted in person or by proxy at the Meeting is required for approval of the amendment to the Plan to increase the number of options which may be issued under the Plan to 1,300,000.

The Board of Directors recommends a vote "FOR" the amendment to the Plan.

PROPOSAL 6. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

      The Company, subject to stockholder ratification, has selected Ernst & Young LLP to serve as its independent auditors for the fiscal year ending December 31, 2000. If the stockholders do not ratify the appointment of Ernst & Young LLP, the Company may reconsider its selection. A representative of Ernst & Young LLP is expected to be present at the Meeting to respond to appropriate questions and will be given the opportunity to make a statement if he or she desires to do so.

      Rothstein, Kass & Company, P.C. ("Rothstein Kass") were the predecessor principal accountants for the Company. The Company dismissed Rothstein Kass as auditors of the Company effective as of February 27, 1998 (the "Effective Date of Dismissal"). Rothstein Kass' report on the Company's financial statements as of December 31, 1995 was initially qualified as to uncertainty regarding the Company's ability to continue as a going concern. In reissuing such report in connection with the December 31, 1996 audit, the qualification was removed and the report contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was ratified by the Audit Committee of the Company's Board of Directors. During the two most recent fiscal years prior to the Effective Date of Dismissal and all subsequent interim periods preceding the date hereof, there were no disagreements between the Company and Rothstein Kass on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rothstein Kass, would have caused Rothstein Kass to make reference to the subject matter of disagreement in connection with Rothstein Kass' reports.

      Effective February 27, 1998 (the "Effective Date of Engagement"), the Company engaged Ernst & Young LLP ("E&Y") as its principal accountants. E&Y's report on the Company's financial statements as of December 31, 1998 was qualified as to uncertainty regarding the Company's ability to continue as a going concern. During the two most recent fiscal years prior to the Effective Date of Engagement and all subsequent interim periods preceding the date hereof, the Company has not consulted E&Y regarding any matters or events as set forth in Item 304(a)(2) of Regulation S-B.

      The affirmative vote of the holders of a majority of the shares of common stock of the Company present, in person or by proxy, and entitled to vote at the Meeting is required for the ratification and approval of the appointment of auditors.

The Board of Directors recommends a vote "FOR" ratification and approval of the appointment of Ernst & Young LLP as independent auditors.

Stockholder Proposals for Next Annual Meeting

      Any stockholder proposals intended to be presented at the Company's next annual meeting of stockholders must be received by the Company at its offices at 1080 Lousons Road, Union, New Jersey 07083, on or before January 28, 2001, for consideration for inclusion in the proxy material for such annual meeting of stockholders.

Expenses of Solicitation

      The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by regular employees of the Company, either personally or by telephone or telegraph. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy material to beneficial owners and obtaining proxies of such owners.

Other Matters

      The Board of Directors does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. If any other matters come before the Meeting, the persons named in the enclosed form of proxy will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy. Whether or not you plan to attend the Meeting in person, please complete, sign, date and return the enclosed proxy card promptly.

Experts

      The audited consolidated financial statements and schedules of the Company have been audited and prepared by Ernst & Young LLP, independent public accountants, as indicated in their reports thereto, and are included in the 2000 Annual Report to Stockholders accompanying this Proxy Statement in reliance upon the authority of that firm as experts in accounting and auditing.

                                          By Order of the Board of Directors


                                          Joseph A. Cioni
                                          Secretary

Dated: March 28, 2000

                                    EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                              TEARDROP GOLF COMPANY

            Pursuant to the provisions of Sections 242 of the Delaware General Corporation Law, the undersigned corporation executes the following Certificate of Amendment to its Certificate of Incorporation:

            1. The name of the corporation is TearDrop Golf Company (the "Corporation").

            2. The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on September 18, 1996.

            3. The following amendment to the Corporation's Certificate of Incorporation was approved by written consent of the directors of Corporation, dated as of ____________, and thereafter duly adopted by the stockholders of the Corporation at the Annual Meeting of the Stockholders on April 27, 2000.

      RESOLVED, that the first paragraph of Article 4 of the Corporation's Certificate of Incorporation be amended to read as follows:

            "The total number of shares of stock which the Corporation shall have authority to issue is twenty one million (21,000,000), divided into two classes consisting of twenty million (20,000,000) shares of Common Stock, $.01 par value per share, and one million (1,000,000) shares of Preferred Stock, par value $.01 per share."

            4. The total number of shares entitled to vote on the amendment was 5,262,565.

            5. The number of shares voting for the amendment was _______and ________ shares were voted against the amendment.

            The effective date of this Amendment to the Corporation's Certificate of Incorporation shall be upon filing.

Dated the _____th day of April 2000.

                             TEARDROP GOLF COMPANY


                             By:
                                ------------------------
                             Name:  Rudy A. Slucker
                             Title: Chief Executive Officer

                                    EXHIBIT B

                             STOCK OPTION AGREEMENT

      STOCK OPTION AGREEMENT dated as of December 31, 1999 between TEARDROP GOLF COMPANY, a Delaware corporation (the "Company") and RUDY A. SLUCKER (hereinafter referred to as the "Optionee").

                              W I T N E S S E T H:

      WHEREAS, the Company proposes to issue stock options (the "Options") to Optionee to purchase 1,500,000 shares (the "Shares") of Common Stock of the Company, $.01 par value per share (the "Common Stock") in accordance with the vesting schedules and subject to the conditions set forth herein; and

      NOW, THEREFORE, in consideration of the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Grant. The Optionee is hereby granted the right to purchase, at any time from December 31, 1999 until December 31, 2009 at 5:00 p.m., New York time (the "Option Exercise Term"), 1,500,000 Shares at an initial exercise price (subject to adjustment as provided in Article 7 hereof) of $1.375 per Share.

            a. Vesting Schedule. The option shall immediately vest.

      2. Option Certificate. An option certificate (the "Option Certificate") shall be delivered to Optionee pursuant to this Agreement in the form set forth in Exhibit A attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as required or permitted by this Agreement.

      3. Exercise of Options. The Options are exercisable at a price of $1.375 per share of Common Stock payable in cash or by certified check to the order of the Company, subject to adjustment as provided in Article 7 hereof. Upon surrender of the Option Certificate with the Form of Election, attached hereto as Exhibit B, duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Shares at the Company's principal executive offices, the registered holder of the Option Certificate ("Holder") shall be entitled to receive a certificate or certificates for the Shares so purchased. The purchase rights represented by each Option Certificate are exercisable at the option of the Holder hereof, in whole or in part (but not as to fractional Shares). In the case of the purchase of less than all the Shares, the Company shall cancel said Option Certificate upon the surrender thereof and shall execute and deliver a new Option Certificate of like tenor for the balance of the Shares.

      4. Issuance of Certificates. Upon the exercise of the Options, the issuance of certificates for the Shares purchased shall be made forthwith (and in any event within three business days thereafter) without charge to the Holder thereof including, and such certificates shall (subject to the provisions of Article 5 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

            The Option Certificate and the certificates representing the Shares shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future Chairman or Vice Chairman of the Board of Directors or President or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the present or any future Secretary or Assistant Secretary of the Company.

            Upon exercise, in part or in whole, of the Options, certificates representing the Shares purchased (collectively, the "Option Securities"), shall bear a legend substantially similar to the following:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold except (i) pursuant to an effective registration statement under the Act, (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) upon the delivery by the holder to the Company of an opinion of counsel, reasonably satisfactory to counsel to the Company, stating that an exemption from registration under such Act is available."

      5. Restriction on Transfer of Options. The Holder of the Option Certificate, by its acceptance thereof, covenants and agrees that the Options are being acquired as an investment and not with a view to the distribution thereof.

      6.    Price.

            6.1. Initial and Adjusted Exercise Price. The initial exercise price of each Option shall be $1.375 per Share. The adjusted exercise price shall be the price that shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Article 7 hereof.

            6.2. Exercise Price. The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

      7. Adjustments of Exercise Price and Number of Securities. The following adjustments apply to the Exercise Price of the Options with respect to the Shares and the number of Shares purchasable upon exercise of the Options. In the event the Exercise Price per Share and/or the number of Shares so purchasable is adjusted, then the Exercise Price of the Options shall be adjusted in the same proportion.

            7.1. Computation of Adjusted Price. In case the Company shall at any time after the date hereof pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, then upon such dividend or distribution the Exercise Price in effect immediately prior to such dividend or distribution shall forthwith be reduced to a price determined by dividing:

                  (a) an amount equal to the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution multiplied by the Exercise Price in effect immediately prior to such dividend or distribution, by

                  (b) the total number of shares of Common Stock outstanding immediately after such issuance or sale.

                  For the purposes of any computation to be made in accordance with the provisions of this Section 7.1, the Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution.

            7.2. Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

            7.3. Adjustment in Number of Securities. Upon each adjustment of the Exercise Price pursuant to the provisions of this Article 7, the number of Shares issuable upon the exercise of each Option shall be adjusted to the nearest full number by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Shares issuable upon exercise of the Options immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

            7.4. Reclassification, Consolidation, Merger, etc. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holder shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holder were the owners of the Shares immediately prior to any such events, at a price equal to the product of (x) the number of shares of Common Stock issuable upon exercise of the Holder's Options and (y) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holder had exercised the Options.

            7.5. Determination of Outstanding Shares of Common Stock. The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable upon the exercise of options, rights and upon the conversion or exchange of convertible or exchangeable securities.

      8. Replacement of Option Certificates. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Option Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Option, if mutilated, the Company will make and deliver a new Option Certificate of like tenor, in lieu thereof.

      9. Elimination of Fractional Interests.

            The Company shall not be required to issue certificates representing fractions of Shares upon the exercise of the Option, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of Shares.

      10. Reservation of Securities.

            The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Option, such number of shares of Common Stock as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Options and payment of the Exercise Price therefor, all Shares issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any shareholder.

      11. Approval of Stockholders.

            The grant hereunder shall be contingent upon the receipt by the Company of approval of the grant of this option by the stockholders of the Company to be solicited at the next Annual Meeting of Stockholders to be held by the Company.

      12. Rights of Option Holder.

            Nothing contained in this Agreement shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company.

      13. Notices.

            All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

            (a) If to Optionee, to the address of the Optionee as shown on the books of the Company; or

            (b) If to the Company, to the address of the Company's principal executive officers or such address as the Company may designate.

      14. Supplements and Amendments.

            The Company and the Optionee may from time to time supplement or amend this Option Agreement without the approval of any Holder of the Option Certificate in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Optionee may deem necessary or desirable and which the Company and the Optionee deem not to adversely affect the interests of the Holder of the Option Certificate.

      15.   Successors.

            All the covenants and provisions of this Agreement by or for the benefit of the Company and the Optionee inure to the benefit of their respective successors and assigns hereunder.

      16. Governing Law.

            This Agreement and each Option Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be construed in accordance with the laws of said State.

      17. Counterparts.

            This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                              TEARDROP GOLF COMPANY

                              By:__________________________________
                              Name:
                              Title:


                              OPTIONEE

                              ______________________________________
                              Rudy A. Slucker

                                    Exhibit C

THIS NOTE, AND THE INDEBTEDNESS EVIDENCED HEREBY, IS SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT IN THE MANNER AND TO THE EXTENT SET FORTH IN THE SUBORDINATION AGREEMENT (THE "SUBORDINATION AGREEMENT") DATED AS OF JANUARY 20, 2000 BY THE PAYEE OF THIS NOTE IN FAVOR OF CONGRESS FINANCIAL CORPORATION (CENTRAL) TO ALL SENIOR OBLIGATIONS (AS DEFINED IN THE SUBORDINATION AGREEMENT) AT ANY TIME OWED BY THE MAKER OF THIS NOTE, AND THE HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE SUBORDINATION AGREEMENT, AND THIS NOTE MAY BE SOLD OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE SUBORDINATION AGREEMENT.

            AMENDED AND RESTATED SUBORDINATED CONVERTIBLE DEMAND NOTE

                                                Union, New Jersey
$1,000,000.00                                   Dated as of January 20, 2000

      FOR VALUE RECEIVED, TEARDROP GOLF COMPANY, a Delaware corporation ("Maker"), promises to pay to the order of RUDY A. SLUCKER ("Payee"), an individual residing at 66 Duffield Drive, South Orange, New Jersey 07079, the principal sum of One Million Dollars ($1,000,000) lawful money of the United States of America, together with interest from the date of this Note, at the rate and on the terms set forth below, as follows:

      1. The principal and all other sums under this Note shall be payable on demand, at the office of the Maker or at such other place or Payee, from time to time may designate in writing. Interest shall accrue and be payable monthly at the rate of one percent (1%) per annum in excess of the Prime Rate (which shall be defined as the rate from time to time publicly announced by First Union National Bank, or its successors, at its offices in Charlotte, North Carolina, as its prime rate, whether or not such announced rate is the best rate available at such bank).

      2. Maker and all endorsers, sureties and guarantors jointly and severally waive presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and they agree that the liability of each of them shall be joint and several and unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee. Maker and all endorsers, sureties, and guarantors consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and to the release of the collateral or any part of it, with or without substitution, and agree that additional makers, endorsers, guarantors, or sureties may become parties to it without notice to them or affecting their liability under this Note.

      3. If any provision of this Note is held to be invalid or unenforceable by a Court of competent jurisdiction, the other provisions of this Note shall remain in full force and effect and shall be construed liberally in favor of Payee in order to effectuate the provisions of this Note. In no event shall the rate of interest payable under this Note exceed the maximum rate of interest permitted to be charged by the applicable law (including the choice of law rules) and any interest paid in excess of the permitted rate shall be refunded to Maker. That refund shall be made by application of the excessive amount of interest paid against any sums outstanding and shall be applied in such order as Payee may determine. If the excessive amount of interest paid exceeds the sums outstanding, the portion exceeding the sums outstanding shall be refunded in cash by Payee. Any crediting or refund shall not cure or waive any default by Maker under this Note. Make agrees, however, that in determining whether or not any interest payable under this Note exceeds the highest rate permitted by law, any non-principal payment shall be deemed, to the extent permitted by law, to be an expense, fee, premium or penalty rather than interest.

      4. Payee shall not be deemed, by any act or omission or commission, to have waived any of his rights or remedies under this Note unless the waiver is in writing and signed by Payee, and then only to the extent specifically set forth in the writing. A waiver on one event shall not be construed as continuing or as a bar to or waiver of any right or remedy to a subsequent event. This Note may not be amended except by written agreement executed by both Maker and Payee.

      5. THE PROVISIONS OF THIS SECTION 5 ARE SUBJECT TO THE APPROVAL OF THE SHAREHOLDERS OF MAKER.

            5.1. This Note may be converted at the option of the holder of this Note, at any time and from time to time prior to the Maturity Date, in whole, or in part, at the rate of one share of Common Stock for each one dollar ($1.00) of unpaid principal and interest outstanding on this Note (the "Conversion Rate"), subject to such adjustment of the Conversion Rate as set forth in Section 5.2 below. Upon the exercise of the conversion right under Section 5.6, all accrued and unpaid interest on the Note with respect to the principal amount and interest converted shall be canceled and the Maker shall have no obligation to pay any such amount on the converted portion of this Note.

            5.2. The Conversion Rate shall be subject to adjustment from time to time as follows:

                        (i) In case the Maker shall pay or make to all holders
                  of Common Stock of the Maker a dividend or other distribution on such class of Common Stock in Common Stock, the Conversion Rate in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased by multiplying the Conversion Rate by a fraction of which the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination (the "Fixed Number of Shares") and the numerator shall be the sum of the Fixed Number of Shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (i), the number of shares of Common Stock at any time outstanding shall not include shares issuable in respect of scrip certificate issued in lieu of fractions of shares of Common Stock;

                  (ii) In case outstanding shares of Common Stock shall be
            subdivided into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which subdivision becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately decreased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which subdivision or combination becomes effective;

                  (iii) In case the Maker shall, by dividend or otherwise,
            distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, any dividend or distribution paid in cash out of funds of the Maker legally available for dividends or distributions under the laws of the state of incorporation of the Maker and any dividend or distribution referred to in paragraph (i) of this Section), the Conversion Rate shall be adjusted so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the current market price per share (determined as provided in paragraph (vi) of this Section) of the Common Stock on the date fixed for such determination less the fair market value (as determined by the Board of Directors of the Maker ("Board of Directors"), whose determination shall be conclusive and set forth in a Board resolution, such resolution to be based upon the opinion of an independent investment banker reasonably satisfactory to the holder of this Note, if requested by the holder of this Note) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the numerator shall be such current market price per share of the Common Stock, such adjustment to become effective immediately after the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution;

                  (iv) in case the Maker shall issue shares of Common Stock or rights or warrants to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (vi) of this Section) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such shares, rights or warrants, the Conversion Rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by multiplying such Conversion Rate by a fraction of which the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of additional shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (iv), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. For purposes of this paragraph (iv), the granting of the right to purchase shares of Common Stock (whether from treasury shares or otherwise) pursuant to any dividend or interest reinvestment plan and/or any Common Stock purchase plan providing for the reinvestment of dividends or interest payable on securities of the Maker and/or investment of periodic optional payments at a price per share of not less than 95% of the current market price per share (determined as provided in such plans) of Common Stock (so long as such right to purchase is in no case evidenced by the delivery of rights or warrants) shall not be deemed to constitute an issue of shares, rights or warrants by the Maker within the meaning of this paragraph (iv). If any rights or warrants subsequently expire or are canceled prior to exercise thereof, the Conversion Rate shall be readjusted to the Conversion Rate that would have been in effect had such rights or warrants not been issued;

                  (v) The reclassification (excluding any reclassification upon a consolidation or merger) of Common Stock into securities other than Common Stock shall be deemed to involve (a) a distribution of such securities other than the Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraph (iii) of this Section), and (b) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (ii) of this Section);

                  (vi) For the purpose of Section 5, the current market price per share of Common Stock on any day shall be deemed to be (a) the average of the last reported sales price of Common Stock on the National Market of the National Association of Securities Dealers, Inc., Automated Quotation System, or any similar system of automated dissemination of quotations of securities prices then in common use for the 30 consecutive trading days immediately preceding the day on which the current market price is to be determined, if so quoted, or
            (b) if not quoted as described in clause (a), the mean between the high bid and low asked quotations for Common Stock as reported by the National Quotation Bureau Incorporated for the 30 consecutive trading days immediately preceding the day on which the current market price is to be determined, if so quoted, or (c) if the Common Stock is listed or admitted for trading on any national securities exchange, the last sales price, or the closing bid price if no sale occurred, of Common Stock on the principal securities exchange on which Common Stock is listed for the 30 consecutive trading days immediately preceding the day on which the current market price is to be determined, if so quoted. If Common Stock is quoted on a national securities or central market system, in lieu of a market or quotation system described above, the closing price shall be determined in the manner set forth in clause
            (b) of the preceding sentence if bid and asked quotations are reported but actual transactions are not, and in the manner set forth in clause (c) of the preceding sentence if actual transactions are reported. If none of the conditions set forth above is met, the current market price per share on any day shall be such fair market value as shall be determined by a resolution of the Board of Directors, based upon the opinion of an independent investment banker reasonably satisfactory to the holder of this Note, if requested by the holder of this Note;

                  (vii) No fractional shares will be issued upon conversion to the extent of legally available funds. The right to convert this Note terminates on the Maturity Date; and

                  (viii) Notwithstanding anything contained in this Section, no adjustment in the Conversion Rate in respect of this Note shall be required upon the issuance or sale of (a) shares of Common Stock issued or sold under options granted or to be granted (or shares of Common Stock otherwise issuable or salable) pursuant to any present or future stock option plan, stock option agreement, stock purchase plan, employees' savings or profit sharing plan or other incentive or benefit plan providing for the sale or other issuance of Common Stock by the Maker to officers, directors or employees (including former officers, directors or employees) of the Maker or any of its subsidiaries (including any such plan or agreement assumed by the Maker or any subsidiary in connection with the acquisition of a going concern business), and (b) shares of Common Stock for a consideration per share equal to or greater than the current market price per share (determined as provided in paragraph (vi) of this Section) of Common Stock in effect immediately prior to such sale or issuance.

                  5.3. The Maker shall not effect any consolidation, merger, sale, transfer or other disposition of substantially all of the assets of the Maker in which the Maker is not the continuing person (other than (i) a merger with a wholly-owned subsidiary or (ii) a transfer or disposition of assets to one or more wholly-owned subsidiaries of the Maker), unless prior to the consummation thereof the successor or surviving corporation, as the case may be, or the corporation purchasing such assets shall assume, by written instrument executed and mailed to the holder of this Note, at the address appearing in the first paragraph of this Note or at such other address as may be specified to the Maker in writing, all of the obligations under this Note. The successor, surviving or purchasing corporation shall be deemed substituted for the Maker for all purposes of this Note. The provisions of this Section governing the substitution of another corporation for the Maker shall similarly apply to successive instances in which the corporation then deemed to be the Maker hereunder shall either sell all or substantially all of its properties and assets to any other corporation, shall consolidate with or merge into any other corporation or shall be the surviving corporation of the merger into it of any other corporation, as a result of which the holders of any of its stock or other securities shall become entitled to the stock or other securities of any corporation other than the corporation at the time deemed to be the Maker hereunder.

                  5.4.

                  (i) Upon any adjustment of the Conversion Rate, then, and in each such case, the Maker shall give written notice thereof to the holder of this Note, which notice shall state the Conversion Rate resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of the conversion rights hereunder, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. In addition, whenever the Conversion Rate shall be adjusted as provided in Section 5.2, the Maker shall forthwith file and keep on record at the office of the Secretary of the Maker or at such other place as may be designated by the Maker, a statement, signed by its Treasurer or Chief Financial Officer, showing in detail the facts requiring such adjustment and the Conversion Rate that shall be in effect after such adjustment. The Maker shall also cause a copy of such statement to be sent by first-class, certified mail, return receipt requested, postage, to the holder of this Note at such holder's appearing address in the first paragraph of this Note or at such other address as may be specified to the Maker in writing. Where appropriate, such copy may be given in advance of any such adjustment and may be included as part of a notice otherwise required to be given to the holder of this Note.

                  (ii) In the event the Maker shall propose to take any action of the types described in Section 5.2(i), (ii), (iii) or (iv), or any contemplated redemption of capital stock of the Maker, the Maker shall give notice to the holder of this Note in the manner set forth in Section 5.4(i), which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Rate with respect to this Note, and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon each conversion of this Note. In the case of any such action, such notice shall be given at least 10 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

                  5.5

                  (i) In order to convert into Common Stock the principal and interest on this Note, the holder shall give written notice thereof to the Maker duly executed by it, indicating its intention to convert the principal hereof into Common Stock (the "Conversion Notice").

                  (ii) Any conversion of this Note shall be deemed to have
            occurred on the date of the Conversion Notice as provided above and the converting holder of this Note shall be treated for all purposes as the record holder of such Common Stock on such date (such date being herein referenced as the "Conversion Date").

                  (iii) As soon as practicable on or after a Conversion Date, the Maker shall issue and deliver to such converting holder of this Note a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion.

                  5.6 The Maker shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purposes of issuance upon conversion of this Note, the full number of shares of Common Stock then deliverable upon the conversion of the full principal amount of this Note then outstanding.

      6. This Note shall be governed by and construed in accordance with the laws of the State of New Jersey. Each of the parties hereto agree that sole and exclusive jurisdiction over and proper venue relating to any controversy or claim arising out of or relating to this Note or the breach thereof shall reside in the courts of the State of New Jersey and the United States District Court for the District of New Jersey. This Note shall be construed without the aid of any canon, custom or rule of law requiring construction against the draftsman.

      7. Whenever used, the singular number shall include the plural, the plural and singular, the use of any gender shall be applicable to all genders, and the words "Payee" and "Maker" shall be deemed to include the respective heirs, personal representatives, successors and assigns of Payee and Maker. If Maker consists of more than one (1) person, corporation or other entity, the obligations and liabilities of such persons, corporations or other entities under this Note shall be joint and several, and the word "Maker" shall mean all or some of any of them.

      8. This Note amends, restates and supersedes in its entirety the Promissory Note, dated March 5, 1999, by Maker in favor of Payee.

      IN WITNESS WHEREOF, Maker, intending to be legally bound, has caused this Note to be executed on the date stated above.

Witness:                            TEARDROP GOLF COMPANY
                                    a Delaware corporation

                                    By: /s/ Joseph Cioni
--------------------------             -------------------------------------
                                       Joseph Cioni, Chief Financial Officer

                                   ENDORSEMENT

      For value received, the undersigned, RUDY A. SLUCKER, hereby endorses to the order of CONGRESS FINANCIAL CORPORATION (CENTRAL) the Note dated January 20, 2000, executed by TearDrop Golf Company therein in favor of the undersigned.


                                               /s/ Rudy A. Slucker
                                               --------------------------------
                                                       RUDY A. SLUCKER

                                   EXHIBIT D(1)

                              TEARDROP GOLF COMPANY

                             1996 STOCK OPTION PLAN

SECTION 1. PURPOSE

      The purpose of the TearDrop Golf Company Stock Option Plan (the "Plan") is to provide an additional incentive to directors, key employees, independent contractors, agents and consultants of TearDrop Golf Company (the "Company") to aid in attracting and retaining directors, employees, independent contractors, agents and consultants of outstanding ability, and to align their interests with those of shareholders.

SECTION 2. DEFINITIONS

      Unless the context clearly indicates otherwise, the following terms, when used in this Plan, shall have the meanings set forth in this Section 2.

      (a) "Board" shall mean the Board of Directors of the Company.

      (b) "Code" shall mean the Internal Revenue Code of 1986 and the rules and regulations thereunder, as it or they may be amended from time to time.

      (c) "Committee" shall mean the full Board, Compensation Committee of the Board or such other committee as may be designated by the Board. If less than the full Board, the Committee shall consist of two or more members of the Board who are not eligible to participate in the Plan, and who otherwise are "non-employee directors" under Rule 16b-3.

      (d) "Date of Exercise" shall mean the earlier of the date on which written notice of exercise, together with payment in full, is received at the office of the Secretary of the Company or the date on which such notice and payment are mailed to the Secretary of the Company at its principal office by certified or registered mail.

      (e) "Director" shall mean a member of the Board of Directors.

      (f) "Employee" shall mean any employee or any officer of the Company or any of its Subsidiaries, or any other person, who is an independent contractor, agent or consultant of the Company or any of its Subsidiaries, and excluding any director of the Company who is not otherwise an employee of the Company. For the purposes of any provision of this Plan relating to Incentive Stock Options, the term "Employee" shall be limited to mean any employee (as that term is defined under Code Section 3401(c)) or officer of the Company or any of its Subsidiaries, but not any person who is merely an independent contractor, agent or consultant of the Company or any of its subsidiaries.

      (g) "Fair Market Value" of the Stock means, for all purposes of the Plan unless otherwise provided (i) the mean between the high and low sales prices of the Stock as reported on the National Market System or Small Cap Market of the National Association of Securities Dealers, Inc., Automated Quotation System, or any similar system of automated dissemination of quotations of securities prices then

-------------------
1 Underscored language represents new language added and language which is lined out is to be removed.

in common use, if so quoted, or (ii) if not quoted as described in clause
(i), the mean between the high bid and low asked quotations for the Stock as reported by a the National Quotation Bureau Incorporated or such other source as the Committee shall determine, or (iii) if the Stock is listed or admitted for trading on any national securities exchange, the mean between the high and low sales price, or the closing bid price if no sale occurred, of the Stock on the principal securities exchange on which the Stock is listed. In the event that the method for determining the Fair Market Value of the Stock provided for above shall either be not applicable or not be practical, in the opinion of the Committee, then the Fair Market Value shall be determined by such other reasonable method as the Committee, in its discretion, shall select and apply.

      (h)   "Grantee" shall mean an Employee granted a Stock Option.

      (i) "Granting Date" shall mean the date on which the Committee authorizes the issuance of a Stock Option for a specified number of shares of Stock to a specified Employee.

      (j) "Incentive Stock Option" shall mean a Stock Option granted under the Plan which is properly qualified under the provisions of Section 422 of the Code.

      (k) "Nonstatutory Stock Option" shall mean a Stock Option granted within the Plan which is not an Incentive Stock Option or otherwise qualified under similar tax provisions.

      (l) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or any rule in replacement thereof.

      (m) "Stock" shall mean the Common Stock, par value $.01 per share, of the Company.

      (n) "Stock Option" shall mean an Incentive Stock Option or Nonstatutory Stock Option granted pursuant to the Plan to purchase shares of Stock.

SECTION 3. SHARES OF STOCK SUBJECT TO THE PLAN

      The Company shall reserve 1,300,000 shares of Stock for issuance upon the exercise of Stock Options granted pursuant to this Plan. Shares delivered under the Plan may be authorized and unissued shares or issued shares held by the Company in its treasury. If any Stock Options expire or terminate without having been exercised, the shares of Stock covered by such Stock Option shall become available again for the grant of Stock Options hereunder. Similarly, if any Stock Options are surrendered for cash pursuant to the provisions of Section 6, the shares of Stock covered by such Stock Options shall also become available again for the grant of Stock Options hereunder. Shares of Stock covered by Stock Options surrendered for Stock pursuant to Section 6, however, shall not become available again for the grant of Stock Options hereunder.

SECTION 4. ADMINISTRATION OF THE PLAN

      (a) The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of Stock Option grants, and to make all other determinations necessary or advisable for the administration of the Plan.

      (b) It is intended that the Plan and any transaction hereunder meet all of the requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission, as such rule is currently in effect or as hereafter modified or amended, and all other applicable laws. If any provision of the Plan or any transaction would disqualify the Plan or such transaction under, or would not comply with, Rule 16b-3 or other applicable laws, such provision or transaction shall be construed or deemed amended to conform to Rule 16b-3 or such other applicable laws or otherwise shall be deemed to be null and void, in each case to the extent permitted by law and deemed advisable by the Committee.

      (c) Any controversy or claim arising out of or related to this Plan shall be determined unilaterally by and at the sole discretion of the Committee.

SECTION 5.  GRANTING OF STOCK OPTIONS

      (a) Directors, Key Employees, independent contractors, agents and consultants to the Company shall be eligible to receive Stock Options under the Plan. Only Employees shall be eligible to receive Incentive Stock Options under the Plan.

      (b) The option price of each share of Stock subject to an Incentive Stock Option shall be at least 100% of the Fair Market Value of a share of the Stock on the Granting Date.

      (c) The option price of each share of Stock subject to a Nonstatutory Stock Option shall be 100% of the Fair Market Value of a share of the Stock on the Granting Date, or such other price either greater than or less than the Fair Market Value (but in no event less than the par value of the Stock) as the Committee shall determine appropriate to the purposes of the Plan and to the Company's total compensation program.

      (d) The Committee shall determine and designate from time to time those persons who are to be granted Stock Options and whether the particular Stock Options are to be Incentive Stock Options or Nonstatutory Stock Options, and shall also specify the number of shares covered by and the option price per share of each Stock Option. Each Stock Option granted under the Plan shall be clearly identified as to its status as a Nonstatutory Stock Option or an Incentive Stock Option.

      (e) The aggregate Fair Market Value (determined at the time the Stock Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the individual's employer corporation) shall not exceed $100,000.

      (f) A Stock Option shall be exercisable during such period or periods and in such installments as shall be fixed by the Committee at the time the Stock Option is granted or in any amendment thereto; but each Stock Option shall expire not later than ten years from the Granting Date.

      (g) The Committee shall have the authority to grant both transferable Stock Options and nontransferable Stock Options, and to amend outstanding nontransferable Stock Options to provide for transferability. Each nontransferable Stock Option intended to qualify under Rule 16b-3 or otherwise shall provide by its terms that it is not transferable otherwise than by will or the laws of descent and distribution or, except in the case of Incentive Stock Options, pursuant to a "qualified domestic relations order" as defined by the Code, and is exercisable, during the Grantee's lifetime, only by the Grantee. Each transferable Stock Option may provide for such limitations on transferability and exercisability as the Committee may designate at the time a Stock Option is granted or is otherwise amended to provide for transferability.

      (h) Stock Options may be granted to an Employee or Director who has previously received Stock Options or other options whether such prior Stock Options or other options are still outstanding, have previously been exercised or surrendered in whole or in part, or are canceled in connection with the issuance of new Stock Options.

      (i) Notwithstanding the foregoing, the option price of an Incentive Stock Option in the case of a Grantee who owns more than ten percent of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, will not be less than one-hundred-ten percent (110%) of the Fair Market Value of the Stock at the Granting date and in the case of such a Grantee, the Incentive Stock Option may be exercised no more than five years after the Granting Date.

SECTION 6. EXERCISE OF STOCK OPTIONS

      (a) Except as provided in Section 7, no Incentive Stock Option may be exercised at any time unless the Grantee has been an Employee at all times during the period beginning on the Granting Date and ending on the day 3 months before the date of such exercise.

      (b) The Grantee shall pay the option price in full on the Date of Exercise of a Stock Option in cash, by check, or by delivery of full shares of Stock of the Company, duly endorsed for transfer to the Company with signature guaranteed, or by any combination thereof. Stock will be accepted at its Fair Market Value on the Date of Exercise.

      (c) Subject to the approval of the Committee, or of such person to whom the Committee may delegate such authority ("its designee"), and subject further to the applicable regulations of any governmental authority, the Company may loan to the Grantee a sum equal to an amount which is not in excess of 100% of the purchase price of the shares of Stock acquired upon exercise of a Stock Option, such loan to be evidenced by the execution and delivery of a promissory note. Interest shall be paid on the unpaid balance of the promissory note at such times and at such rate as shall be determined by the Committee or its designee. Such promissory note shall be secured by the pledge to the Company of shares of Stock having an aggregate purchase price on the date of purchase equal to or greater than the amount of such note. A Grantee shall have, as to such pledged shares of Stock, all rights of ownership including the right to vote such shares of Stock and to receive dividends paid on such shares of Stock, subject to the security interest of the Company. Such shares of Stock shall not be released by the Company from the pledge unless the proportionate amount of the note secured thereby has been repaid to the Company; provided, however that shares of Stock subject to a pledge may be used to pay all or part of the purchase price of any other option granted hereunder or under any other stock incentive plan of the Company under the terms of which the purchase price of an option may be paid by the surrender of shares of Stock, subject to the terms and conditions of this Plan relating to the surrender of shares of Stock in payment of the exercise price of an option. In such event, that number of the newly purchased shares of Stock equal to the shares of Stock previously pledged shall be immediately pledged as substitute security for the pre-existing debt of the Grantee to the Company, and thereupon shall be subject to the provisions hereof relating to pledged shares of Stock. All notes executed hereunder shall be payable at such times and in such amounts and shall contain such other terms as shall be specified by the Committee or its designee or stated in the option agreement; provided, however, that such terms shall conform to requirements contained in any applicable regulations which are issued by any governmental authority.

SECTION 7. TERMINATION OF EMPLOYMENT

      Except as otherwise provided by the Committee at the time an Incentive Stock Option is granted or any amendment thereto, if a Grantee ceases to be an Employee then:

      (a) if termination of employment is voluntary or involuntary without cause, the Grantee may exercise each Stock Option held by the Grantee within three months after such termination (but not after the expiration date of the Stock Option) to the extent of the number of shares subject to the Stock Option which are purchasable pursuant to its terms at the date of termination;

      (b) if termination is for cause, all Stock Options held by the Grantee shall be canceled as of the date of termination;

      (c) subject to the provisions of Section 7(d), if termination is (i) by reason of retirement at a time when the Grantee is entitled to the current receipt of benefits under any retirement plan maintained by the Company, or (ii) by reason of disability, each Stock Option held by the Grantee may be exercised by the Grantee at any time (but not after the expiration date of the Stock Option) (within one year of termination in the case of Incentive Stock Options) to the extent of the number of shares subject to the Stock Option which were purchasable pursuant to its terms at the date of termination;

      (d) if termination is by reason of the death of the Grantee, or if the Grantee dies after retirement or disability as referred to in Section 7(c), each Stock Option held by the Grantee may be exercised by the Grantee's estate, or by any person who acquires the right to exercise the Stock Option by reason of the Grantee's death, at any time within a period of three years after death (but not after the expiration date of the Stock Option) to the extent of the total number of shares subject to the Stock Option which were purchasable pursuant to its terms at the date of termination; or

      (e) if the Grantee should die within three months after voluntary termination of employment or involuntary termination without cause, as contemplated in Section 7(a), each Stock Option held by the Grantee may be exercised by the Grantee's estate, or by any person who acquires the right to exercise by reason of the Grantee's death, at any time within a period of one year after death (but not after the expiration date of the Stock Option) to the extent of the number of shares subject to the Stock Option which were purchasable pursuant to its terms at the date of termination.

SECTION 8. ADJUSTMENTS

      In the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure or capitalization affecting the Stock, there shall be an appropriate adjustment made by the Committee in the number and kind of shares that may be granted in the aggregate and to Grantees under the Plan, the number and kind of shares subject to each outstanding Stock Option and the option prices.

SECTION 9. GENERAL PROVISIONS

      (a) Each Stock Option shall be evidenced by a written instrument containing such terms and conditions, not inconsistent with this Plan, as the Committee shall approve.

      (b) The granting of a Stock Option in any year shall not give the Grantee any right to similar grants in future years. The granting of a Stock Option in any year shall not give the Grantee any right to be retained in the employ of the Company or interfere in any way with the right of the Company to terminate an Employee's employment at any time.

      (c) The Company shall have the right to deduct from any payment or distribution under the Plan any federal, state or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary to satisfy all obligations for the payment of such taxes. In case distributions are made in shares of Stock, the Company shall have the right to retain the value of sufficient shares of Stock to equal the amount of tax to be withheld for such distributions or require a recipient to pay the Company for any such taxes required to be withheld on such terms and conditions prescribed by the Committee.

      (d) No Grantee shall have any of the rights of a shareholder by reason of a Stock Option until it is exercised.

      (e) This Plan shall be construed and enforced in accordance with the laws of the State of Delaware (without regard to the legislative or judicial conflict of laws rules of any state), except to the extent superseded by federal law.

SECTION 10. AMENDMENT AND TERMINATION

      (a) The Plan shall terminate on October 17, 2006 and no Stock Option shall be granted hereunder after that date, provided that the Board may terminate the Plan at any time prior thereto.

      (b) The Board may amend the Plan at any time without notice, provided however, that the Board may not, without prior approval by the shareholders, (i) increase the maximum number of shares of Stock for which Stock Options may be granted, (ii) materially increase the benefits accruing to participants under the Plan or (iii) materially modify the requirements as to eligibility for participation in the Plan.

      (c) No termination or amendment of the Plan may, without the consent of a Grantee to whom a Stock Option shall theretofore have been granted, adversely affect the rights of such Grantee under such Stock Option.

SECTION 11. EFFECTIVE DATE AND SHAREHOLDERS' APPROVAL

      The Plan shall become effective as of October 18, 1996, subject to its approval by the affirmative votes of the holders of a majority of the securities of the Company present, or represented, and entitled to vote thereon at the next meeting of shareholders of the Company or any adjournment or postponement thereof. Before such approval, Stock Options may be granted under the Plan expressly subject to such approval.